                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                          QuickResponse Services, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
                          QuickResponse Services, Inc.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                                       [LOGO]

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders (the "Annual Meeting") of QuickResponse Services, Inc. (the "Company") to be held May 30, 1997, at 12:00 noon at the Company's headquarters, 1400 Marina Way South, Richmond, California 94804.

     At the Annual Meeting, you will be asked to consider and vote upon the following proposals: (i) to elect eight directors of the Company, (ii) to approve the proposed reincorporation of the Company from the State of California to the State of Delaware and (iii) to ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending December 31, 1997.

     The enclosed Proxy Statement more fully describes the details of the business to be conducted at the Annual Meeting. After careful consideration, the Company's Board of Directors has unanimously approved each of the proposals and recommends that you vote FOR each such proposal.

     After reading the Proxy Statement, please mark, date, sign and return the enclosed proxy card in the accompanying reply envelope. If you decide to attend the Annual Meeting and would prefer to vote in person, please notify the Secretary of the Company that you wish to vote in person and your proxy will not be voted. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY OR ATTEND THE ANNUAL MEETING IN PERSON.

     A copy of the Company's 1996 Annual Report has been mailed concurrently herewith to all shareholders entitled to notice of and to vote at the Annual Meeting.

     We look forward to seeing you at the Annual Meeting.


                                   Sincerely yours,

                                   /s/ H. Lynn Hazlett

                                   H. Lynn Hazlett
                                   PRESIDENT AND CHIEF EXECUTIVE OFFICER

Richmond, California
April 30, 1997



                                    IMPORTANT

PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED POSTAGE-PREPAID RETURN ENVELOPE SO THAT IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING, YOUR SHARES MAY BE VOTED.

                          QUICKRESPONSE SERVICES, INC.
                              1400 MARINA WAY SOUTH
                           RICHMOND, CALIFORNIA  94804

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 30, 1997

TO OUR SHAREHOLDERS:

     You are cordially invited to attend the Annual Meeting of Shareholders (the "Annual Meeting") of QuickResponse Services, Inc., a California corporation (the "Company"), to be held on May 30, 1997, at 12:00 noon, local time, at the Company's headquarters, 1400 Marina Way South, Richmond, California 94804, for the following purposes:

1. To elect eight directors to serve for the ensuing year or until their respective successors are duly elected and qualified. The nominees are H. Lynn Hazlett, Garen K. Staglin, Garth Saloner, Peter R. Johnson, Steven D. Brooks, Tania Amochaev, Philip Schlein and John P. Dougall. In the event that the shareholders approve Proposal 2, the foregoing nominees will be elected for the following terms: H. Lynn Hazlett, Garen K. Staglin and Garth Saloner for a three-year term; Peter R. Johnson, Steven D. Brooks and Tania Amochaev for a two-year term; and Philip Schlein and John P. Dougall for a one-year term.
2. To approve the proposed reincorporation of the Company from the State of California to the State of Delaware.
3. To ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending December 31, 1997.
4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement that accompanies this Notice. Only shareholders of record at the close of business on April 4, 1997, are entitled to notice of and to vote at the Annual Meeting and at any continuation or adjournment thereof.

     All shareholders are cordially invited and encouraged to attend the Annual Meeting. In any event, to assure your representation at the meeting, please carefully read the accompanying Proxy Statement which describes the matters to be voted on at the Annual Meeting and sign, date and return the enclosed proxy card in the reply envelope provided. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be returned to assure that all your shares will be voted. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted. The prompt return of your proxy card will assist us in preparing for the Annual Meeting. We look forward to seeing you at the Annual Meeting.

                              BY ORDER OF THE BOARD OF DIRECTORS


                              /s/ Shawn M. O'Connor

                              SHAWN M. O'CONNOR
                              VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND
                              SECRETARY
Richmond, California
April 30, 1997

     ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. IN ANY EVENT, TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE URGED TO VOTE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE.

                                 PROXY STATEMENT

                    FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                          QUICKRESPONSE SERVICES, INC.
                             TO BE HELD MAY 30, 1997

                                     GENERAL

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of QuickResponse Services, Inc., a California corporation (the "Company" or "QRS"), of proxies to be voted at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on May 30, 1997, or at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Shareholders of record on April 4, 1997, will be entitled to vote at the Annual Meeting. The Annual Meeting will be held at 12:00 noon at the Company's headquarters, 1400 Marina Way South, Richmond, California 94804.

     It is anticipated that this Proxy Statement and the enclosed proxy card will be first mailed to shareholders on or about April 30, 1997.

                                  VOTING RIGHTS

     The close of business on April 4, 1997, was the record date for shareholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. At the record date, the Company had 8,417,345 shares of its Common Stock outstanding and entitled to vote at the Annual Meeting. These shares were held by 51 shareholders of record and approximately 1,300 beneficial owners. Holders of Common Stock are entitled to one vote for each share of Common Stock so held. A majority of the shares of Common Stock entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting.

     If any shareholder is unable to attend the Annual Meeting, such shareholder may vote by proxy. The enclosed proxy is solicited by the Company's Board of Directors (the "Board of Directors" or the "Board") and, when the proxy card is returned properly completed, it will be voted as directed by the shareholder on the proxy card. Shareholders are urged to specify their choices on the enclosed proxy card. If a proxy card is signed and returned without choices specified, in the absence of contrary instructions, the shares of Common Stock represented by such proxy will be voted FOR Proposals 1, 2 and 3 and will be voted in the proxy holders' discretion as to other matters that may properly come before the Annual Meeting. An automated system administered by the Company's transfer agent tabulates shareholder votes.

     Approval of Proposals 1 and 3 will require the affirmative vote of a majority of the shares present and voting at the Annual Meeting, provided the number of shares present or represented and entitled to vote at the Annual Meeting constitutes a quorum. Abstentions and broker non-votes (i.e. where the broker or nominee submits a proxy specifically indicating the lack of discretionary authority to vote on a matter) on either of these proposals will be counted for purposes of determining the presence or absence of a quorum, but do not constitute a vote "for" or "against" such proposal and will be disregarded in calculating the votes cast as to such proposal.

     For purposes of the approval of Proposal 2, abstentions and broker non-votes will be counted for purposes of determining the presence or absence of quorum. Because approval of Proposal 2 will require the affirmative vote of a majority of the Company's shares outstanding on the Record Date that are entitled to vote on the proposal, abstentions and broker non-votes will have the same effect as votes against approval of the proposal.


                             REVOCABILITY OF PROXIES

     Any person giving a proxy has the power to revoke it at any time before its exercise. A proxy may be revoked by filing with the Secretary of the Company an instrument of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

                             SOLICITATION OF PROXIES

     The Company will bear the cost of soliciting proxies. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others to forward to such beneficial owners. The Company may reimburse such persons for their costs of forwarding the solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram or other means by directors, officers,
employees or agents of the Company.   No additional compensation will be paid to
these individuals for any such services. Except as described above, the Company does not intend to solicit proxies other than by mail.

     THE ANNUAL REPORT OF THE COMPANY FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996, HAS BEEN MAILED CONCURRENTLY WITH THE MAILING OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT TO ALL SHAREHOLDERS ENTITLED TO NOTICE OF AND TO VOTE AT THE ANNUAL MEETING. THE ANNUAL REPORT IS NOT INCORPORATED INTO THIS PROXY STATEMENT AND IS NOT CONSIDERED PROXY SOLICITING MATERIAL.

            --------------------------------------------------------

                                 PROPOSAL NO. 1:

                              ELECTION OF DIRECTORS

            --------------------------------------------------------

     At the Annual Meeting, eight directors (constituting the entire Board) are to be elected to serve until the next Annual Meeting of Shareholders and until a successor for such director is elected and qualified, or until the death, resignation or removal of such director. It is intended that the proxies will be voted for the eight nominees named below for election to the Company's Board of Directors unless authority to vote for any such nominee is withheld. There are eight nominees, each of whom is currently a director of the Company. All of the current directors were elected to the Board by the shareholders at the last Annual Meeting. Each person nominated for election has agreed to serve if elected, and the Board of Directors has no reason to believe that any nominee will be unavailable or will decline to serve. In the event, however, that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the current Board of Directors to fill the vacancy. Unless otherwise instructed, the proxyholders will vote the proxies received by them for the nominees named below. The eight candidates receiving the highest number of the affirmative votes of the shares entitled to vote at the Annual Meeting will be elected directors of the Company. The proxies solicited by this Proxy Statement may not be voted for more than eight nominees.

                                    NOMINEES

     Set forth below is information regarding the nominees to the Board of Directors.

                               Position(s) with the                 Elected
Name                                 Company                Age     Director
----                           --------------------         ---     --------

Peter R. Johnson       Chairman of the Board of Directors    48       1985
(2)(3)(4)              and the Nomination Committee

Tania Amochaev (4)     Former President and Chief            47       1992
                       Executive Officer, Director,
                       Chairman of the Executive Committee

Steven D. Brooks       Director, Chairman of the Audit       45       1994
(2)(3)(4)              Committee

John P. Dougall        Director                              53       1990

H. Lynn Hazlett        President, Chief Executive Officer    60       1994
                       and Director

Garth Saloner (1)(2)   Director                              42       1993

Philip Schlein (1)     Director                              63       1996


Garen K. Staglin       Director, Chairman of the             52       1991
(1)(3)(4)              Compensation Committee

     (1)  Member of the Compensation Committee
     (2)  Member of the Audit Committee
     (3)  Member of the Nomination Committee
     (4)  Member of the Executive Committee


                         COMPOSITION OF CLASSIFIED BOARD

     In the event that the shareholders approve Proposal 2, the Board of Directors will be classified into three classes of directors. Class I would hold office initially for a one-year term expiring at the 1998 Annual Meeting of Shareholders, Class II would hold office initially for a two-year term expiring at the 1999 Annual Meeting of Shareholders, and Class III would hold office initially for a three-year term expiring at the 2000 Annual Meeting of Shareholders. At each annual meeting following this initial classification and election, the successors to the class of directors whose terms expire at that meeting would be elected for a term of office to expire at the third succeeding annual meeting of shareholders after their election or until their successors have been duly elected and qualified. The classes would be divided as follows:

     Class I, to hold office until the 1998 Annual Meeting of Shareholders:

          John P. Dougall
          Philip Schlein

     Class II, to hold office until the 1999 Annual Meeting of Shareholders:

          Peter R. Johnson
          Tania Amochaev
          Steven D. Brooks

     Class III, to hold office until the 2000 Annual Meeting of Shareholders:

          H. Lynn Hazlett
          Garth Saloner
          Garen K. Staglin

            BUSINESS EXPERIENCE OF NOMINEES FOR ELECTION AS DIRECTORS

     MR. JOHNSON founded the Company in 1985 and has been Chairman of the Board since the Company's inception. Mr. Johnson served as President of the Company from inception to September 1987 and as President and Chief Executive Officer of the Company from September 1987 to March 1991 and again from January 1992 to May 1993. Before founding the Company, Mr. Johnson was a corporate general manager of the Myer Emporium Limited, a large retailer in Australia. Mr. Johnson served as President and Chief Executive Officer of UNIQUEST Incorporated from December 1993 to December 1994. From 1995 to the present, Mr. Johnson has been a private investor in and a consultant to technology companies.

     MS. AMOCHAEV was named a director of the Company in May 1992 and was named Chairman of the Executive Committee of the Board of Directors in February 1997. Ms. Amochaev served as President of the Company from May 1992 until February 1997 and as Chief Executive Officer from May 1993 until February 1997. Before joining the Company, from 1988 to 1992, Ms. Amochaev was Chief Executive Officer of Natural Language, Inc., a client server database tool software company. From 1984 to 1987, Ms. Amochaev was President and Chief Executive Officer of Comserv Corporation, a manufacturing applications software company that was sold in 1987 to Management Science America. Ms. Amochaev currently serves as a director of Walker Interactive Systems, Inc., a financial software company, and Government Technology Services, Inc., a government software company.

     MR. BROOKS was named a director of the Company in January 1994. From 1996 to the present, Mr. Brooks has been a private investor and a consultant to information technology companies. From 1994 to 1996, Mr. Brooks served as head of Global Technology Investment Banking at Union Bank of Switzerland. From 1989 to 1994, Mr. Brooks was a principal in two private investment partnerships:
Rainwater Inc. and The Powerhouse Group. Prior to 1991, Mr. Brooks served in senior investment banking positions at Robertson, Stephens & Co., an investment bank, and practiced securities law at Davis Polk & Wardwell in New York City. Mr. Brooks is a Director of Paychex, Inc., a national payroll processing and business services company, VERITAS Software Corporation, a storage management software company, and several private companies.

     MR. DOUGALL was named a director of the Company in July 1990. Mr. Dougall has been employed since November 1996 by Aristocrat Leisure Limited, an Australian publicly listed company and a supplier to gambling and entertainment companies where he currently serves as Chairman and Chief Executive Officer. From January 1992 to September 1996, Mr. Dougall served as Chief Executive Officer of AWA Limited, an electronics and telecommunications company. Mr. Dougall held various executive positions with the Company from July 1990 to January 1992, serving as President of the Company from February 1991 to June 1991 and as President and Chief Executive Officer from June 1991 to January 1992. From February 1988 to June 1990, Mr. Dougall was the Executive Director of Paxus Corporation, a software services and outsourcing firm.

     DR. HAZLETT was named a director of the Company in 1994 and was named President and Chief Executive Officer in February 1997. From January 1995 until joining the Company, Dr. Hazlett was a consultant to manufacturing and retailer companies. He was also a consultant to QRS from 1995 until February 1997. Dr. Hazlett served as Vice President, Business Systems at VF Corporation, a global apparel manufacturer, from 1989 to January 1995. From 1984 to 1989, Dr. Hazlett served as President and Chief Executive Officer of Information and Communications, Inc., a division of Carson Pirie Scott & Company. He has also served as Corporate Vice President and Chief Information Officer at Levi
Strauss.   Dr. Hazlett currently serves as a Director of the National Industries for the Blind and as a member of the American Apparel Manufacturing Association Management System Committee.

     MR. SALONER was named a director of the Company in December 1993. Mr. Saloner has served as the Robert A. Magowan Professor of Strategic Management and Economics at the Graduate School of Business at Stanford University since 1990. He also serves as Associate Dean for Academic Affairs and Director of Research and Course Development at Stanford. From 1982 to 1990, Mr. Saloner was a professor in the Economics Department of the Massachusetts Institute of Technology. He currently serves as a Director of Brilliant Digital Entertainment, Inc., an entertainment company.

     MR. SCHLEIN was named a director of the Company in February 1996. Mr. Schlein has been a general partner of BVMS Partners L.P., a venture partner of U.S. Venture Partners, a venture capital firm, since April 1985. Mr. Schlein held various executive positions with R.H. Macy & Company, Inc. from September 1957 to December 1973 and was President and Chief Executive Officer of its Macy's California division from January 1974 to January 1985. Mr. Schlein currently serves as a director of Burnham Pacific Incorporated, a commercial real estate development and leasing company. Additionally, Mr. Schlein has previously served as a director of Apple Computer, Inc.

     MR. STAGLIN was named a director of the Company in 1991. Since 1991, Mr. Staglin has served as the Chief Executive Officer and Chairman of the Board of Directors of SafeLite Glass Corporation, a replacement auto glass manufacturing and retailing company. From 1980 to 1991, Mr. Staglin was a Vice President and General Manager of Automatic Data Processing, a computer networking services company. Mr. Staglin currently serves as a director of First Data Corporation, a supplier of computer services for credit card processing and other financial services, CyberCash, Inc., a provider of secure transaction services for the Internet, and Grimes Aerospace Corporation, a manufacturer of aircraft replacement parts and repair services.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF ALL OF THE ABOVE NOMINEES FOR ELECTION AS DIRECTORS.

                          BOARD MEETINGS AND COMMITTEES

     The Board of Directors held five meetings during fiscal 1996. All eight of the directors constituting the Board of Directors during fiscal 1996 attended more than 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during the fiscal year and (ii) the total number of meetings held by all committees of the Board on which such director served. There are no family relationships among executive officers or directors of the Company. The Board of Directors has an Audit Committee, a Compensation Committee, a Nomination Committee and an Executive Committee.

     The Audit Committee of the Board of Directors held three meetings during fiscal 1996. The Audit Committee, which is currently comprised of Directors Brooks (Chairman), Johnson and Saloner, recommends engagement of the Company's independent auditors, approves services performed by such auditors and reviews and evaluates the Company's accounting system and its system of internal controls.

     The Compensation Committee of the Board of Directors held five meetings during fiscal 1996. The Compensation Committee, which is currently comprised of Directors Staglin (Chairman), Saloner and Schlein, has overall responsibility for the Company's compensation policies and determines the compensation payable to the Company's executive officers, including their participation in certain of the Company's employee benefit and stock option plans.

     The Nomination Committee held one meeting during fiscal 1996. The Nomination Committee of the Board of Directors consists of Directors Johnson (Chairman), Brooks and Staglin. The Nomination Committee, on behalf of the Board of Directors, makes nominations for Board of Directors to the Company.

     The Executive Committee of the Board of Directors held five meetings during fiscal 1996. The Executive Committee, which is currently comprised of Directors Amochaev (Chairman), Brooks, Johnson and Staglin, has, in the intervals between meetings of the Board of Directors, all the authority of the Board of Directors in the management of the business and affairs of the Company, including, without limitation, the power and authority to manage succession planning and evaluation of strategic matters including mergers and acquisitions; provided, however, that the Executive Committee shall not exercise its power and authority in a manner inconsistent with any action, direction or instruction of the Board of Directors.

                              DIRECTOR COMPENSATION

     Effective as of July 1, 1994, non-employee directors each receive a quarterly fee of $2,000 for Board membership, as well as $1,000 per meeting attended. In addition, the Chairpersons of the Audit, Compensation and Executive Committees each receive $2,000 per year. Effective as of February 1997, the members of the Executive Committee each receive an annual retainer of $5,000. Also, each non-employee director of the Company who is not appointed as a director pursuant to any contractual or other right or arrangement is eligible for reimbursement in accordance with Company policy for expenses incurred in connection with his attendance at meetings of the Board of Directors and the committees thereof.

     In addition, under the Automatic Option Grant Program of the Company's 1993 Stock Option/Stock Issuance Plan, as amended (the "1993 Plan"), (i) each individual who first becomes a non-employee Board member, whether through election by the Company's shareholders or appointment by the Board, and who has not been in the prior employ of the Company, will receive, at the time of such initial election or appointment, an automatic option grant for 5,000 shares of Common Stock and (ii) each individual serving as a non-employee director on the date of each Annual Meeting of Shareholders beginning with the 1994 Annual Meeting will be granted a 5,000-share option on the date of such meeting, provided such individual has served as a non-employee Board member for at least six months. Mr. Schlein received an option grant of 5,000 shares of

Common Stock under the Automatic Option Grant Program on February 16, 1996 in connection with his appointment to the Board of Directors. The exercise price for such grant was $21.875 per share, the fair market value per share of the Common Stock on the grant date. Messrs. Brooks, Dougall, Hazlett, Johnson, Saloner, Schlein and Staglin each received an option grant for 5,000 shares of Common Stock under the Automatic Option Grant Program on May 24, 1996, in connection with their re-election to the Board as non-employee directors at the 1995 Annual Stockholders Meeting. Each such grant has an exercise price of $36.5625 per share, the fair market value per share of the Common Stock on the grant date. Each of the options granted under the Automatic Grant Program has a maximum term of 10 years, subject to earlier termination following the optionee's cessation of Board service. Each option will become exercisable for the option shares in a series of four successive equal annual installments over the optionee's period of continued Board service, with the first such installments to become exercisable upon the optionee's completion of six months of Board service measured from the grant date. However, the option will immediately become exercisable for all the option shares upon (i) certain changes in ownership or control of the Company or (ii) the death or disability of the optionee while serving as a Board member. In addition, upon the successful completion of a hostile tender offer for more than 50% of the Company's outstanding voting stock, each such option may be surrendered to the Company for a cash distribution per surrendered option share in an amount equal to the excess of (a) the tender offer price paid per share of Common Stock over
(b) the exercise price payable for such option share.

     During 1996, pursuant to a consulting agreement, Dr. Hazlett performed consulting services for the Company's Collaborative Replenishment Services business and received $96,000 in consulting fees in connection therewith.

                                   MANAGEMENT

     Set forth below is information regarding the executive officers of the Company who are not directors:

Name               Age      Position
----               ---      --------

Paul Benchener      51      Vice President, Marketing
Stephen Brown       40      Vice President, Sales
Kathleen Dell       40      Vice President, Demand Chain Products
Shawn M. O'Connor   37      Vice President, Chief Financial Officer and
                            Secretary
John S. Simon       40      Executive Vice President
Philip Swift        46      Vice President, Product Development

     MR. BENCHENER joined the Company in August 1996 as Vice President, Marketing. Prior to joining the Company, from 1992 to 1996, Mr. Benchener was Director of Global Quick Response Services at Levi Strauss & Co, a manufacturer of apparel. From 1976 to 1995, Mr. Benchener held various positions with Levi
Strauss & Co.   Mr. Benchener currently serves as Chair of the Voluntary
Interindustry Commerce Standards Board and on the Executive Committee of the Uniform Code Council.

     MR. BROWN joined the Company in June 1995 as Vice President, Sales. The Company has accepted Mr. Brown's resignation effective June 30, 1997. Prior to joining the Company, from 1984 to June 1995, Mr. Brown held various management positions with Federal Express, a global transportation and logistics firm.

     MS. DELL joined the Company in February 1993 as Vice President, Marketing, and became Vice President, Demand Chain Products, in September 1996. The Company has accepted Ms. Dell's resignation effective March 31, 1997. Before joining the Company, from 1987 to 1993, Ms. Dell held various management positions with General Electric Medical Systems, a manufacturer and designer of diagnostic medical imaging equipment and services.

     MR. O'CONNOR joined the Company in February 1995 and became Vice President, Chief Financial Officer and Secretary in March 1995. Before joining the Company, from 1992 to 1994, Mr. O'Connor was Vice President and Chief Financial Officer for Diasonics Ultrasound, Inc., a medical equipment manufacturer. From 1988 to 1992, Mr. O'Connor held various management positions with Diasonics, Inc.

     MR. SIMON has held various positions with the Company since 1988, and currently serves as Executive Vice President. From 1980 to 1988, Mr. Simon was employed by Carter Hawley Hale Stores, Inc., a retail company, most recently as Senior Program Manager of its Information Services Division, and prior to that held a number of merchandising, store management, and information services positions.

     MR. SWIFT joined the Company in October 1996 as Vice President, Product Development. Before joining the Company, from 1992 to 1996, Mr. Swift was Department Head of Information Products at VISA, a credit card transaction processing company. From 1989 to 1991, Mr. Swift was Senior Project Manager at Matson Navigation, a shipping company.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the ownership of the Company's Common Stock as of December 31, 1996, by (i) all persons known by the Company to be beneficial owners of five percent or more of its outstanding Common Stock, (ii) each director of the Company and each nominee for director, (iii) the Chief Executive Officer and each of the other executive officers of the Company named in the Summary Compensation Table below (collectively, the "Named Executive Officers") and (iv) all executive officers and directors of the Company as a group.

                                                    AMOUNT AND NATURE OF
                                                   BENEFICIAL OWNERSHIP (1)
                                             -----------------------------------
NAME AND ADDRESS OF BENEFICIAL OWNER        NUMBER OF SHARES    PERCENT OF CLASS
------------------------------------        ----------------    ----------------
Peter R. Johnson (2)                           1,147,650                 -
 1400 Marina Way South
 Richmond, CA  94804

Warburg, Pincus Counselors, Inc. (5)             863,300                10.27%
 466 Lexington Avenue
 New York, NY 10017

The Kaufmann Fund, Inc. (3)                      790,000                 9.40%
 140 East 45th Street, 43rd Floor
 New York, NY  10017

Essex Investment Management Company (4)          635,000                 7.56%
 125 High Street, 29th Floor
 Boston, MA  02110

Wilke/Thompson Capital Management, Inc. (6)      482,900                 5.74%
 3800 Norwest Center, 90 S. 7th Street
 Minneapolis, MN  55402

Tania Amochaev (2)                                26,835                  *

Paul Benchener                                       485                  *

Steven D. Brooks (7)                              26,250                  *

Stephen Brown (2)                                  8,321                  *

Kathleen Dell (2)                                 30,580                  *

John P. Dougall (2)                                3,750                  *

H. Lynn Hazlett (2)                               19,997                  *

Shawn M. O'Connor (2)                             30,304                  *

Garth Saloner (2)                                 11,250                  *

Philip Schlein(2)                                  1,250                  *

John S. Simon (2)                                 25,308                  *

Garen K. Staglin (2)                              31,500                  *

Philip Swift                                          31                  *

All current executive officers and directors
as a group (14 persons) (8)                    1,363,511                16.21%

----------------
          *      Less than 1%.

(1) Beneficial ownership is determined under the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options, warrants and convertible notes currently exercisable or convertible, or exercisable or convertible within 60 days of December 31, 1996, are deemed outstanding for computing the percentage of the person holding such options but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2) The amounts shown include shares issuable upon exercise of options to purchase shares of Common Stock that were currently exercisable or exercisable within 60 days of December 31, 1996, as follows: Mr. Johnson, 7,500; Ms. Amochaev, 26,536; Mr. Brown, 7,500; Ms. Dell, 24,750; Mr. Dougall, 3,750; Dr.
Hazlett, 19,997; Mr. O'Connor, 30,000; Mr. Saloner, 11,250; Mr. Schlein, 1,250;
Mr. Simon, 23,500; and Mr. Staglin, 3,750.

(3) Pursuant to a Schedule 13G dated February 19, 1997, and filed with the Securities and Exchange Commission, The Kaufmann Fund, Inc. has reported that as of December 31, 1996, it had sole voting and dispositive power over all of these shares.

(4) Pursuant to a Schedule 13G dated January 16, 1997, and filed with the Securities and Exchange Commission, Essex Investment Management Company has reported that as of December 31, 1996, it had shared voting and dispositive power over all of these shares.

(5) Pursuant to a Schedule 13G dated January 13, 1997, and filed with the Securities and Exchange Commission, Warburg, Pincus Counselors, Inc. has reported that as of December 31, 1996, it had sole voting and dispositive power over all of these shares.

(6) Pursuant to a Schedule 13G dated January 30, 1996, and filed with the Securities and Exchange Commission, Wilke/Thompson Capital Management, Inc. has reported that as of December 31, 1996, it had shared dispositive power over all of these shares.

(7) Represents 15,000 shares issuable upon exercise of warrants to purchase shares of Common Stock that were exercisable within 60 days of December 31, 1996, and 11,250 shares issuable upon exercise of options to purchase shares of Common Stock that were exercisable within 60 days of December 31, 1996.

(8) The amount shown includes 186,033 shares issuable upon exercise of options and warrants to purchase shares of Common Stock that were exercisable within 60 days of December 31, 1996.

           COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES ACT OF 1934

     Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     John P. Dougall, Director, failed to file on a timely basis one Form 4 reflecting one sale of the Company's Common Stock. To the Company's knowledge, based solely upon a review of copies of reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 1996, all the other Company's officers, directors and greater than 10% shareholders complied with the Section 16(a) filing requirements applicable thereto.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table provides certain summary information concerning the compensation earned for services rendered in all capacities to the Company and its subsidiaries for the 1996, 1995 and 1994 fiscal years by (i) the Company's Chief Executive Officer and (ii) each of the four other most highly compensated executive officers of the Company serving as such as of the end of the 1996 fiscal year whose base salary and bonus for such year was in excess of $100,000. All the individuals named in such table will be hereafter referred to as the "Named Executive Officers." No other executive officer of the Company who would have otherwise been included in such table on the basis of salary and bonus earned for the 1996 fiscal year resigned or terminated employment during that fiscal year.

                           SUMMARY COMPENSATION TABLE




                                                                        Long-Term
                                                                      Compensation
                                                                         Awards
                                                                         ------
                                           Annual Compensation         Securities
     Name and Principal                    -------------------         Underlying        All Other
          Position             Year        Salary(1)     Bonus         Options(#)    Compensation (7)
-----------------------------------------------------------------------------------------------------
Tania Amochaev(2)              1996     $275,000       $150,000          12,500          $9,478
 Former President and Chief    1995     $230,000       $150,000          25,000          $9,222
 Executive Officer             1994     $200,000       $120,000         100,000          $6,952

Paul Benchener                 1996    $  70,269(4)     $75,000          45,000          $2,250
 Vice President, Marketing     1995            -              -               -               -
                               1994            -              -               -               -

Stephen Brown                  1996     $125,000        $32,638          10,000         $41,944
 Vice President,               1995      $67,708(5)     $24,000          30,000         $15,779
 Sales                         1994            -              -               -               -

H. Lynn Hazlett(3)             1996            -              -               -         $96,000
 President and Chief           1995            -              -               -        $105,000
 Executive Officer             1994            -              -               -               -

Shawn M. O'Connor              1996     $157,500        $73,720          20,000          $4,750
 Vice President, Chief         1995     $126,730(6)     $65,000          65,000          $3,375
 Financial Officer and         1994            -              -               -               -
 Secretary

John S. Simon                  1996     $167,500        $72,029          25,000          $5,777
 Executive Vice President      1995     $160,000        $65,000          24,000          $7,140
                               1994     $145,000        $55,000          15,000          $5,075

---------------
(1)  Includes employee contributions to the Company's 401(k) Plan.
(2) Ms. Amochaev resigned her position as President and Chief Executive Officer of the Company effective February 10, 1997.
(3) Mr. Hazlett assumed the position of President and Chief Executive Officer of the Company effective February 10, 1997.
(4)  Mr. Benchener's annual salary was $180,000 for the 1995 fiscal year.
(5)  Mr. Brown's annual salary was $125,000 for the 1995 fiscal year.
(6)  Mr. O'Connor's annual salary was $150,000 for the 1995 fiscal year.
(7) The indicated amount for each Named Executive Officer is comprised of (i) matching contributions made by the Company to the Company's 401(k) Plan on behalf of such officer, (ii) long-term disability insurance premiums paid by the Company on behalf of such officer, (iii) life insurance premiums paid by the Company on behalf of such officer, (iv) supplemental health insurance premiums paid by the Company on behalf of Mr. Simon's former spouse, (v) reimbursed moving expenses and (vi) consulting fees.


                                     Employer      Disability     Life      Supplemental    Reimbursed
                                    401(k) Plan    Insurance   Insurance  Health Insurance    Moving         Consulting
Name                         Year   Contribution    Premium     Premium        Premium       Expenses           Fees
----                         ----   ------------    -------     -------        -------       --------           ----
Tania Amochaev               1996      $4,750       $4,042        $686           -               -               -
 Former President and Chief  1995      $4,620       $3,916        $686           -               -               -
 Executive Officer           1994      $2,000       $4,058        $894           -               -               -

Paul Benchener               1996      $2,250
 Vice President,             1995         -           -            -             -               -               -
 Marketing                   1994         -           -            -             -               -               -

Stephen Brown                1996      $4,750         -            -             -            $37,194            -
 Vice President,             1995      $3,105         -            -             -            $12,674            -
 Sales                       1994         -           -            -             -               -

H. Lynn Hazlett              1996         -           -            -             -               -            $96,000
 President and Chief         1995         -           -            -             -               -           $105,000
 Executive Officer           1994         -           -            -             -               -               -

Shawn M. O'Connor            1996      $4,750         -            -             -               -               -
 Vice President, Chief       1995      $3,375         -            -             -               -               -
 Financial Officer and       1994         -           -            -             -               -               -
 Secretary

John S. Simon                1996      $4,750         $588        $439           -               -               -
 Executive Vice President    1995      $4,620         $569        $484        $1,467             -               -
                             1994      $2,000         $871        $692        $1,512             -               -

                                  STOCK OPTIONS

     The following table sets forth information concerning the stock options granted during the 1996 fiscal year to the Named Executive Officers. No stock appreciation rights were granted during the 1996 fiscal year to the Named Executive Officers.

                        OPTION GRANTS IN LAST FISCAL YEAR


                                             Individual Grants
                     -----------------------------------------------------------------
                       Number of    Percent of Total
                      Securities         Options                                         Potential Realizable Value at Assumed
                      Underlying       Granted to                                            Annual Rates of Stock Price
                       Options        Employees in     Exercise or Base    Expiration                Appreciation
       Name           Granted(#)     Fiscal Year(1)     Price Share(2)        Date                for Option Term(3)
       ----          -----------     --------------     --------------        ----           ---------------------------
                                                                                                 5%                10%
                                                                                                 --                ---
Tania Amochaev       12,500(4)(5)          5%               $29.00          12/22/06         $  590,474       $  940,232

Paul Benchener       35,000(6)            14%               $29.25          08/11/06          1,667,581        2,655,344
                     10,000(4)             4%               $29.00          12/22/06            472,379          752,185

Stephen Brown        10,000(4)             4%               $29.00          12/22/06            472,379          752,185

H. Lynn Hazlett       5,000(7)             2%               $36.56          05/23/06            113,987          288,865

Shawn M. O'Connor    20,000(4)             8%               $29.00          12/22/06            944,758        1,504,371

John S. Simon        25,000(4)            10%               $29.00          12/22/06          1,180,949        1,880,463


(1) The Company granted options to purchase 253,250 shares of Common Stock during the 1996 fiscal year. All options were granted under the 1993 Plan. The Plan Administrator may grant two types of stock appreciation rights in connection with option grants made under such plan: tandem stock appreciation rights which provide the holders with the right to surrender their options for an appreciation distribution from the Company, payable in cash or Common Stock, equal in amount to the excess of (a) the fair market value of the shares of Common Stock subject to the surrendered option over (b) the aggregate exercise price payable for such shares, and limited stock appreciation rights which allow the holders to surrender their options to the Company, upon the successful completion of a hostile tender offer for more than 50% of the outstanding Common Stock, for a cash distribution in an amount per surrendered option share equal to the excess of (a) the tender offer price paid per share of Common Stock over (b) the exercise price payable for such share. No stock appreciation rights were granted to the Named Executive Officers during the 1996 fiscal year.

(2) The exercise price may be paid in cash, in shares of the Company's Common Stock valued at fair market value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares. The Company may also finance the option exercise by loaning the optionee sufficient funds to pay the exercise price for the purchased shares and the Federal and state income or employment tax liability incurred by the optionee in connection with such exercise. The optionee may be permitted, subject to the approval of the Plan Administrator, to apply a portion of the shares purchased under the option (or to deliver existing shares of Common Stock) in satisfaction of such tax liability. The Plan Administrator also has the discretionary authority to reprice outstanding options through the cancellation of those options and the grant of replacement options with an exercise price equal to the lower fair market value of the option shares on the regrant date.

(3) There is no assurance that the actual stock price appreciation over the 10-year option term will be at the five percent and ten percent assumed annual rates of compounded stock price appreciation or at any other level. Unless the market price of the Company's Common Stock does, in fact, appreciate over the option term, no value will be realized from the option grants.

(4) Each option will become exercisable in a series of four equal and successive annual installments upon optionee's completion of each year of service measured from the grant date. The grant date for each option was December 23, 1996. The shares subject to such option will vest immediately in the event the Company is acquired by a merger or asset sale, unless the option is assumed by the acquiring entity. The Plan Administrator also has the discretionary authority to provide for accelerated vesting of the option shares upon (i) the occurrence of such acquisition, whether or not the option is assumed, (ii) the termination of the optionee's employment within a specified period following such acquisition, if the option does not otherwise accelerate at the time of the acquisition, or (iii) a hostile change in control of the Company's outstanding voting stock or change in the majority of the Board effected through one or more proxy contests, or the subsequent termination of the optionee's employment within a specified period following such hostile change in control.

(5) The option will become exercisable in full upon the optionee's completion of one year of service measured from the grant date. The grant date for the
option was December 23, 1996.   The shares subject to such option will vest
immediately in the event the Company is acquired by a merger or asset sale, unless the option is assumed by the acquiring entity. The Plan Administrator also has the discretionary authority to provide for accelerated vesting of the option shares upon (i) the occurrence of such acquisition, whether or not the option is assumed, (ii) the termination of the optionee's employment within a specified period following such acquisition, if the option does not otherwise accelerate at the time of the acquisition, or (iii) a hostile change in control of the Company's outstanding voting stock or change in the majority of the Board effected through one or more proxy contests, or the subsequent termination of the optionee's employment within a specified period following such hostile change in control.

(6) The option will become exercisable in four equal and successive annual installments upon the optionee's completion of each year of service measured from the grant date. The grant date for the option was August 12, 1996. The shares subject to such option will vest immediately in the event the Company is acquired by a merger or asset sale, unless the option is assumed by the acquiring entity. The Plan Administrator also has the discretionary authority to provide for accelerated vesting of the option shares upon (i) the occurrence of such acquisition, whether or not the option is assumed, (ii) the termination of the optionee's employment within a specified period following such acquisition, if the option does not otherwise accelerate at the time of the acquisition, or
(iii) a hostile change in control of the Company's outstanding voting stock or change in the majority of the Board effected through one or more proxy contests, or the subsequent termination of the optionee's employment within a specified period following such hostile change in control.

(7) The option will become exercisable in four equal and successive installments upon optionee's completion of six months of service measured from the grant date. The grant date for each option was May 24, 1996. The shares subject to such option will vest immediately in the event the Company is acquired by a merger or asset sale, unless the option is assumed by the acquiring entity. The Plan Administrator also has the discretionary authority to provide for accelerated vesting of the option shares upon (i) the occurrence of such acquisition, whether or not the option is assumed, (ii) the termination of the optionee's employment within a specified period following such acquisition, if the option does not otherwise accelerate at the time of the acquisition, or (iii) a hostile change in control of the Company's outstanding voting stock or change in the majority of the Board effected through one or more proxy contests, or the subsequent termination of the optionee's employment within a specified period following such hostile change in control.

                       STOCK OPTION EXERCISES AND HOLDINGS

     The following table sets forth certain information with respect to the Named Executive Officers concerning the exercise of options during the 1996 fiscal year and unexercised options held by the Named Executive Officers at the end of the 1996 fiscal year. No Named Executive Officers exercised SARs during the 1996 fiscal year, and there were no SARs held by such individuals at the end of the 1996 fiscal year.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES


                                                                   Number of Securities            Value of Unexercised in-the-Money
                                                               Underlying Unexercised Options         Options at Fiscal Year-End
                                                                           at                        (market price of shares less
                                                                    Fiscal Year-End                      exercise price)(1)(2)
                                                                  (Number of Shares)
                   Shares Acquired                           --------------------------------      ---------------------------------
Name               on Exercised (#)  Value Realized(3)       Exercisable        Unexercisable        Exercisable       Unexercisable
----               ----------------  -----------------       -----------        -------------        -----------       -------------
Tania Amochaev          60,000          $1,551,576              26,536             135,750            $439,510          $1,845,250

Paul Benchener               -                   -                   -              45,000                   -                   -

Stephen Brown                -                   -               7,500              32,500              58,125             174,375

H. Lynn Hazlett              -                   -              19,997              20,003(4)          239,650             199,719

Shawn O'Connor               -                   -              30,000              55,000             369,375             420,625

John Simon               6,000             172,062              23,500              60,500             429,938             552,938


---------

(1) "In-the-money" options are options whose exercise price was less than the market price of the Company's Common Stock on December 31, 1996, the last business day of the 1996 fiscal year.
(2) Based upon the market price of $28.50 per share, which was the closing price per share of the Company's Common Stock as quoted on the Nasdaq National Market on December 31, 1996.
(3) Equal to the excess of (i) the market price of the purchased share on the date the option was exercised over (ii) the exercise price paid for the shares.
(4) Does not include the option grant for 150,000 shares of common stock granted on February 12, 1997 at an exercise price of $28.375 per share, the fair market value of the Common Stock on such date.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors (the "Committee") is currently comprised of three non-employee directors, Garen K. Staglin (Chairman), Garth Saloner and Philip Schlein. Mr. Peter R. Johnson was a member of this Committee from July 1994 to February 1996.

     The Committee administers the Company's compensation policies and programs. The Committee has responsibility for executive compensation matters, including setting the base salaries of the Company's executive officers, approving individual bonuses and bonus programs for executive officers, administering certain employee benefit programs, and administering the Company's 1993 Plan, under which grants may be made to executive officers and other key employees. The following is a summary of policies of the Committee that affect the compensation paid to the Company's executive officers, as reflected in the tables and text set forth elsewhere in this proxy statement.

     GENERAL COMPENSATION POLICY. The overall policy of the Committee is to offer the Company's executive officers competitive compensation opportunities based upon their personal performance, the financial performance of the Company and their contribution to that performance. One of the primary objectives is to have a substantial portion of each executive officer's compensation contingent upon the Company's financial success as well as upon such executive officer's own level of performance. Each executive officer's compensation package is generally comprised of three elements: (i) base salary, which is determined on the basis of the individual's position and responsibilities with the Company, the level of his or her performance, and the financial performance of the Company, (ii) incentive performance awards payable in cash and tied to the achievement of specified performance goals and (iii) long-term stock-based incentive awards designed to strengthen the mutuality of interests between the executive officers and the Company's shareholders. Generally, as an executive officer's level of responsibility increases, a greater portion of that individual's total compensation will be dependent upon Company performance and stock price appreciation rather than base salary.

     FACTORS. The principal factors considered in establishing the components of each executive officer's compensation package for the 1996 fiscal year are summarized below. The Committee may, in its discretion, apply entirely different factors, such as different measures of financial performance, for future fiscal years.

          BASE SALARY. In setting the base salary for each executive officer, the Committee considers executive compensation data compiled from surveys of computer services companies. The Committee selects such corporations on the basis of a number of factors, such as their size and organizational complexity, the nature of their businesses, the regions in which they operate, the structure of their compensation programs (including the extent to which they rely on bonuses and other contingent forms of compensation) and the availability of compensation information. The corporations with whom the Company compares its compensation are not necessarily those included in the indices used to compare shareholder return in the Stock Performance Chart. These surveys are performed and compiled by various independent outside consulting firms and are conducted on local as well as national bases. Using survey data as a starting point, the Committee evaluates each executive's level of performance as compared to the performance of other officers within the Company to determine the executive's base salary. Adjustments to each officer's base salary are considered annually and are determined based upon: (i) changes in the level of base salaries of comparable positions in the market as determined by survey data, (ii) personal performance in the past fiscal year and (iii) the overall performance of the Company.

          INCENTIVE COMPENSATION. For the 1996 fiscal year, a bonus program was established under which each executive officer could earn a bonus on the basis of the Company's revenue, the Company's net operating profit and that person's individual performance, based on predetermined goals. The potential bonus amount would be determined by each individual's base salary and job level, and the actual bonus paid varied with the factors described above. The amounts paid to each executive officer under the program ranged from a high of $150,000 to a low of $17,066 for the entire 1996 fiscal year.

          LONG-TERM STOCK-BASED INCENTIVE COMPENSATION. From time to time, the Committee approves annual grants of stock options to each of the Company's executive officers under the 1993 Plan. The grants are designed to align the interests of each executive officer with those of the shareholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Each grant generally allows the officer to acquire shares of the Company's Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time (up to 10 years). The option generally becomes exercisable in a series of annual installments over the officer's continued employment with the Company. Accordingly, the option provides a return to the executive officer only if the market price of the shares appreciates over the option term and the officer continues in the Company's employ. The size of the option grant to each executive officer is designed to create a meaningful opportunity for stock ownership and is based upon the executive officer's current position with the Company, internal comparability with option grants made to other Company executives, the executive officer's current level of performance and the executive officer's potential for future responsibility and promotion over the
option term.   The Committee also takes into account the number of vested and unvested options held by the executive officer in order to maintain an appropriate level of equity incentive for that individual. However, the Committee does not adhere to any specific guidelines as to the relative option holdings of the Company's executive officers.

     CEO COMPENSATION. The compensation payable to Ms. Amochaev, the Company's Former President and Chief Executive Officer during fiscal year 1996, was determined pursuant to the above principles and by the terms of her employment agreement, which was entered into as of April 22, 1992. Ms. Amochaev's base salary for fiscal year 1996 was $275,000. Based upon the Committee's evaluation of the overall performance of the Company and Ms. Amochaev's individual performance as President and Chief Executive Officer in fiscal year 1996, she was awarded a bonus of $150,000. In addition, Ms. Amochaev was also granted options to purchase 12,500 shares of the Company's Common Stock under the terms and conditions of the 1993 Plan. Such options will become exercisable one year from the grant date. The exercise price of $29.00 of these options is equal to 100% of the fair market value of the Company's Common Stock on the date of the grant. The Committee's favorable evaluations of overall Company performance was based on the Company's having met certain stated goals and milestones such as revenue and operating profit growth, long-term strategy and new product introduction.

     In February 1997, Ms. Amochaev, who had been the President and Chief Executive Officer since 1993, decided, for personal reasons, to transition from her current operating management role with the Company and has assumed the position of Chairman of the Executive Committee, allowing her to continue to
contribute to the strategic and technological oversight of the Company.   The
Board of Directors named H. Lynn Hazlett as Ms. Amochaev's successor as President and Chief Executive Officer effective February 10, 1997.

      Dr. Hazlett's base salary for fiscal year 1997 is $275,000 and his targeted bonus is $150,000. In addition, Dr. Hazlett was granted options to purchase 150,000 shares of the Company's Common Stock under the terms and conditions of the 1993 Plan. Such option will become exercisable in two equal and successive annual installments upon his completion of each year of service measured from the grant date. The exercise price of $28.375 of these options is equal to 100% of the fair market value of the Company's Common Stock on the date of grant. Dr. Hazlett was also paid a signing bonus of $150,000. Dr. Hazlett will be eligible for an additional $150,000 bonus if consulting revenue from his prospects and clients exceeds a targeted amount in 1997 and another $150,000 if consulting revenue exceeds a targeted amount in 1998.

     TAX LIMITATION. As a result of Federal tax legislation enacted in 1993, a publicly held company such as the Company will not be allowed a Federal income tax deduction for compensation paid to certain executive officers, to the extent that compensation exceeds $1 million per officer in any year. This limitation was in effect for the 1996 fiscal year, but the compensation paid to the Company's executive officers for the 1996 fiscal year did not exceed the $1 million limit per officer. In addition, the shareholders approved at the 1994 Annual Meeting an amendment to the Company's 1993 Plan which imposed a limit on the maximum number of shares of Common Stock for which any one participant may be granted stock options, stock appreciation rights and direct stock issuances over the remaining term of the plan. The effect of this amendment to the 1993 Plan is to exempt from the $1 million limitation any compensation deemed paid to an officer when he exercises an outstanding option under the 1993 Plan. Because it is very unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1 million limit, the Compensation Committee has decided at this time not to take any other action to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Compensation Committee will reconsider this decision should the individual cash compensation of any executive officer ever approach the $1 million level.

     Submitted by the Compensation Committee of the Company's Board of
     Directors:

     Garen K. Staglin, Chairman, Compensation Committee
     Garth Saloner, Member, Compensation Committee
     Philip Schlein, Member, Compensation Committee

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation Committee of the Company's Board of Directors are currently Garth Saloner, Garen K. Staglin and Philip Schlein. Mr. Peter R. Johnson was a member of this committee from July 1994 until February 1996.

     No member of the Compensation Committee was at any time during the 1996 fiscal year, or, other than Mr. Johnson, at any other time, an officer or employee of the Company. No executive officer of the Company serves as a member of the Board of Directors or Compensation Committee of any entity which has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

                 EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT
                        AND CHANGE-IN-CONTROL AGREEMENTS

     The Company has an existing employment agreement with Ms. Tania Amochaev, the former Chief Executive Officer of the Company, pursuant to which Ms. Amochaev is to be paid a base monthly salary of $35,416 from January 1, 1997 through February 28, 1997; a base monthly salary of $17,708 from March 1, 1997 through August 31, 1997; and a base monthly salary of $3,500 from September 1, 1997 through December 31, 1997. The employment agreement is terminable by either party at any time. However, if Ms. Amochaev's employment is terminated other than for cause, she will be entitled to the continuation of salary and benefits for a period of six months. Should Ms. Amochaev's salary be reduced by 15% or more or her responsibilities be reduced following a change in control of the Company, then upon her resignation she will be entitled to continued salary and benefits for a period of six months. On December 2, 1994, Ms. Amochaev was granted an option for 75,000 shares at an exercise price of $14.125 per share, the fair market value per share on the grant date. The option will become exercisable upon Ms. Amochaev's completion of six (6) years of service with the Company, measured from the grant date. However, the option is subject to acceleration upon attainment of certain performance milestones. In addition, the option will become immediately exercisable for all the option shares in the event the Company is acquired through a merger or asset sale in which (i) the option is not to be assumed by the successor corporation, (ii) the amount payable to the Company's stockholders is not less than a prescribed minimum dollar value per outstanding share or (iii) Ms. Amochaev ceases to serve as both the Chief Executive Officer and member of the Board of the successor corporation.

     The Company entered into an employment agreement with Dr. H. Lynn Hazlett, the current Chief Executive Officer of the Company, on February 10, 1997, pursuant to which Dr. Hazlett is to be paid a base salary of $275,000 per year, subject to periodic adjustments by the Board of Directors, and will be entitled to an additional incentive compensation based upon the achievement of specified individual and Company performance targets. The employment agreement is terminable by either party at any time. However, if Dr. Hazlett's employment is terminated other than for cause, he will be entitled to the continuation of salary and benefits for a period of six months. Should Dr. Hazlett's salary be reduced by 15% or more or his responsibilities be reduced following a change in control of the Company, then upon his resignation he will be entitled to continued salary and benefits for a period of 24 months less the period of employment. Dr. Hazlett will be eligible for an additional $150,000 bonus if consulting revenue exceeds a targeted amount in 1997 and another $150,000 if consulting revenue exceeds a targeted amount in 1998.

     If John Simon's employment is terminated other than for cause, then he will be entitled to a continuation of salary and benefits for a period of six months. Should Mr. Simon's salary be reduced by 25% or more or his responsibilities be otherwise materially reduced following a change in control of the Company, then upon his resignation he will be entitled to continued salary and benefits for a period of six months from the date of the change in control.

     If Paul Benchener's employment is terminated other than for cause, then he will be entitled to a continuation of salary and benefits for a period of 12 months. Should Mr. Benchener's salary be reduced by 15% or more or his responsibilities be reduced following a change in control of the Company, then upon his resignation, he will be entitled to continued salary and benefits for a period of 12 months. In addition, should there be a change of control prior to the full vesting of his initial option grant for 35,000 shares of stock, the unvested shares will accelerate and vest in full 12 months from the date of change of control.

     None of the Company's other executive officers have employment agreements with the Company, and their employment may be terminated at any time at the discretion of the Board of Directors. However, the Compensation Committee of the Board of Directors has the authority as Plan Administrator of the 1993 Plan to provide for the accelerated vesting of the shares of Common Stock subject to outstanding options held by the Chief Executive Officer and the Company's other executive officers, whether granted under that plan or any predecessor plan, in the event their employment were to be terminated (whether involuntarily or through a forced resignation) following (i) an acquisition of the Company by merger or asset sale or (ii) a change in control of the Company effected through a successful tender offer for more than 50% of the Company's outstanding Common Stock or through a change in the majority of the Board as a result of one or more contested elections for Board membership. The Compensation Committee also has the authority under the 1993 Plan to accelerate the vesting of outstanding options immediately upon such acquisition or hostile take-over.

                   MATERIAL TRANSACTIONS WITH RELATED PARTIES

     On March 20, 1995, the Company entered into a two-year consulting contract with H. Lynn Hazlett, one of the Company's directors, pursuant to which Dr. Hazlett provides sales and marketing services relating to the Company's Collaborative Replenishment Service ("CRS") business. As compensation for his services, Dr. Hazlett received (i) an option to purchase 25,000 shares of the Company's Common Stock at an exercise price of $16.00 per share, the market price on the date of grant, which option will vest monthly over a period of 48 months, provided Dr. Hazlett provides consulting services under the contract for 24 months and either continues to provide consulting services or remains a member of the Board for an additional 24-month period and (ii) $25,000 in cash compensation upon signing of the agreement. Dr. Hazlett also received $8,000 monthly during the course of his provision of services under the contract. This contract was terminated upon Dr. Hazlett's appointment as President and Chief Executive Officer of the Company effective February 10, 1997.

                                PERFORMANCE GRAPH

     The following graph compares the cumulative total shareholder return on the Common Stock of the Company with that of the S&P 500 Stock Index, a broad market index published by Standard & Poor's Corporation, and a selected retail processing services company stock index compiled by Alex. Brown & Sons Incorporated. The comparison for each of the periods assumes that $100 was invested on August 5, 1993 (the date of the Company's initial public offering) in the Company's Common Stock, the stocks included in the S&P 500 Stock Index and the stocks included in the retail processing services company index. These indices, which reflect formulas for dividend reinvestment and weighing of individual stocks, do not necessarily reflect returns that could be achieved by individual investors.

                  COMPARISON OF YEARLY CUMULATIVE TOTAL RETURN
         AMONG QRS, S&P 500 INDEX AND PROCESSING SERVICES COMPANY INDEX





(CHART)





     NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE EXCHANGE ACT THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE PRECEDING COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION AND THE PRECEDING PERFORMANCE GRAPH SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS, NOR SHALL SUCH REPORT OR GRAPH BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILINGS.

              -----------------------------------------------------

                                 PROPOSAL NO. 2:
                    REINCORPORATION IN THE STATE OF DELAWARE

              -----------------------------------------------------



GENERAL

     The Board of Directors has unanimously approved, and for the reasons described below, recommends that the shareholders approve, a reorganization in which the Company's state of incorporation would be changed from California to Delaware. This change would be accomplished by merging QuickResponse (referred to in this proposal as "QuickResponse California") into a wholly-owned Delaware subsidiary (referred to in this proposal as "QuickResponse Delaware") newly formed for this purpose, with each share of QuickResponse California's outstanding Common Stock being exchanged for one share of Common Stock of QuickResponse Delaware. Upon completion of the merger, all of the previously outstanding shares of Common Stock of QuickResponse California will be automatically converted into shares of Common Stock of QuickResponse Delaware. The proposed reorganization will be accomplished pursuant to the terms of an Agreement and Plan of Merger between QuickResponse Delaware and QuickResponse California, a copy of which is attached to this Proxy Statement as APPENDIX A.

     At and after the effective date of the merger, each certificate that previously represented shares of Common Stock of QuickResponse California will be deemed for all purposes to evidence the right to receive the number of shares of Common Stock of QuickResponse Delaware into which those shares of Common Stock of QuickResponse California have been converted as a result of the merger. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS OF QUICKRESPONSE CALIFORNIA TO HAVE THEIR STOCK CERTIFICATES EXCHANGED FOR STOCK CERTIFICATES REPRESENTING THE SHARES OF QUICKRESPONSE DELAWARE. The Common Stock of QuickResponse California is qualified for trading on the Nasdaq National Market under the symbol "QRSI," and after the reincorporation, QuickResponse Delaware's Common Stock will continue to be traded on the Nasdaq National Market under the same symbol. The reorganization will not result in any change in the name, business, management, assets, liabilities or net worth of QuickResponse. QuickResponse Delaware will be governed by Delaware law and a new certificate of incorporation and bylaws, which will result in certain changes in the rights of shareholders. See "Changes in QuickResponse's Charter to be Effected by Reincorporation" and "Certain Differences in State Corporation Laws."

     Assuming that the proposed reorganization of QuickResponse is approved, QuickResponse's 1993 Stock Option/Stock Issuance Plan (the "1993 Plan") will be assumed by QuickResponse Delaware. In addition, the Agreement and Plan of Merger provides that QuickResponse Delaware will assume all options outstanding under the 1993 Plan and such options will be exercisable for shares of QuickResponse Delaware Common Stock on the same terms as the outstanding options.

     Shareholders should note that approval of the proposed reorganization will constitute approval of the assumption of the 1993 Plan and the outstanding options by QuickResponse Delaware, approval of the Certificate of Incorporation and Bylaws of QuickResponse Delaware and approval of the assumption and amendment of QuickResponse California's Indemnification Agreements with each of the Company's directors.

     The affirmative vote of holders of a majority of the outstanding shares entitled to vote will be required to approve the Agreement and Plan of Merger. If approved by the shareholders, it is anticipated that the reorganization would be completed within 30 days of shareholder approval. However, the reorganization may be delayed or abandoned, either before or after shareholder approval, if circumstances arise which, in the opinion of the Board of Directors, make it inadvisable to proceed.

     Important aspects of the reorganization and reincorporation of the Company in Delaware are outlined below.

DISSENTERS' RIGHTS OF APPRAISAL

     Under California law shareholders have the right, in some circumstances, to dissent from certain corporate reorganizations and receive cash for their shares. However, California law does not permit dissenters' rights in connection with the type of reorganization presently proposed by QuickResponse and described herein.

PRINCIPAL REASONS FOR REINCORPORATION

     For many years Delaware has followed a policy of encouraging incorporation in that state, and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many major corporations are now incorporated in Delaware. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

     In addition to these general reasons, the Board of Directors has recommended the proposed reorganization of the Company under Delaware law because it will permit the Company to limit the liability of its directors and to provide indemnification to its officers, directors, and employees to a degree greater than is presently possible under California law. The Company seeks to retain the most capable individuals available to serve as its officers and directors. The Board of Directors believes that the adoption of the reincorporation, including the approval of the indemnification agreements discussed herein, could be a significant factor in attracting such individuals and in encouraging existing directors and officers to continue to serve in these capacities and freeing them to make corporate decisions on the merits rather than out of a desire to avoid personal liability. To date, the Company has not experienced difficulty in attracting and retaining qualified directors but concern has been expressed regarding the matter of personal liability. It should be noted that there may be an inherent conflict of interest in the Board of Directors' recommendation of the proposed reorganization due to the interest of the members of the Board of Directors in obtaining the protection of such limited liability provisions.

     The principal changes effected by the Delaware reincorporation will be the inclusion in the Company's charter of a new provision further limiting director liability, the elimination of the shareholders' ability to call a special meeting of shareholders, the addition of new provisions requiring a supermajority vote of shareholders to amend or repeal certain provisions of the Bylaws and Certificate of Incorporation and requiring a supermajority vote of directors to increase or reduce the number of directors, and the institution of a classified Board of Directors. See "Changes in QuickResponse's Charter to be Effected by Reincorporation." Additionally, as reorganized, the Company would assume and amend the existing indemnification agreements with its directors. See "Certain Differences in State Corporation Laws."

     Although not presently proposed or included in the new Certificate of Incorporation or Bylaws, Delaware law would allow the future inclusion of certain other provisions not permitted under California law. Such provisions, subject to shareholder approval if later proposed by the Board of Directors, would provide for greater continuity, stability and independence of the Board of Directors. The Company could also adopt share purchase rights plans, sometimes referred to as "poison pills," which typically take the form of an issuance of a dividend to shareholders of rights to acquire shares of the Company or an acquiring corporation at less than half their fair market value. The Company's adoption of such a share purchase rights plan would not require shareholder approval. In addition, certain other provisions designed to discourage non-negotiated takeover attempts, particularly those involving unequal treatment of the Company's shareholders, could later be adopted. The inclusion of such anti-takeover provisions in the QuickResponse Delaware Certificate of Incorporation, many of which may be prohibited under California law, is permitted under Delaware law.

     The proposed reorganization does not result from any pending legal action against the officers, directors or employees of the Company which would be covered by such indemnification provisions. Similarly, the Board of Directors has no present knowledge of any proposed tender offer or other attempt to change the control of the Company, and no tender offer or other type of change of control is presently pending or has occurred in the past. Nonetheless, if such action were attempted in the future, the laws of Delaware would be better suited to the defense of such action than the laws of California.

CHANGES IN QUICKRESPONSE'S CHARTER TO BE EFFECTED BY REINCORPORATION

          The following discussion summarizes the material differences between the Certificate of Incorporation and Bylaws of QuickResponse Delaware and the Amended and Restated Articles of Incorporation and Bylaws of QuickResponse California. A copy of the form of Certificate of Incorporation of QuickResponse Delaware is attached hereto as APPENDIX B and a copy of the form of Bylaws of QuickResponse Delaware is attached hereto as APPENDIX C, and all statements herein concerning such documents are qualified by reference to the exact provisions thereof. Approval of the reorganization by the shareholders will result in the adoption of all such charter provisions set forth in the QuickResponse Delaware Certificate of Incorporation and Bylaws.

     LIMITATION OF LIABILITY AND INDEMNIFICATION. Although both California and Delaware law allow for some protection of directors with respect to personal liability, there are certain differences between these laws regarding limitation of liability and indemnification, which will be considered below.

     The California General Corporation Law permits California corporations to include in their articles of incorporation a provision eliminating the liability of a director to the corporation or shareholders for monetary damages except under certain circumstances. Under the California law, personal liability of a director for monetary damages cannot be limited or eliminated where liability arises from: (a) intentional misconduct or a knowing and culpable violation of law; (b) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders, or that involve the absence of good faith on the part of the director; (c) receipt of an improper personal benefit; (d) acts or omissions that show a reckless disregard for the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing a director's duties should be aware of a risk of serious injury to the corporation or its shareholders; (e) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation and its shareholders; (f) interested transactions between the corporation and a director in which a director has a material financial interest and (g) improper distributions, loans or guarantees.


     The Delaware General Corporation Law (the "DGCL") permits a corporation to include a provision in its certificate of incorporation which limits or eliminates the personal liability of a director for monetary damages arising from breaches of his fiduciary duties to the corporation or its shareholders, subject to certain exceptions. Such a provision is included in the QuickResponse Delaware Certificate of Incorporation. A director would still be liable in such cases for the following: (i) breach of the director's duty of loyalty to the Company or its shareholders; (ii) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of the law;
(iii) willful or negligent conduct in paying dividends or repurchasing stock out of other than lawfully available funds (a violation of Section 174 of the DGCL) or (iv) any transaction from which the director derives an improper personal benefit. In effect, after the reincorporation, a director of the Company could not be held liable for damages to the Company or its shareholders for gross negligence or lack of due care in carrying out his fiduciary duties as a director. He could still, however, be liable in such cases if the director acted in bad faith or in breach of the director's duty of loyalty to the Company.

     The liability limitation provision in the QuickResponse Delaware Certificate of Incorporation will not extend to acts or omissions of a director which occurred before the date on which the Certificate of Incorporation became effective. The provision also cannot limit a director's liability for violation of, or otherwise relieve QuickResponse Delaware or its directors from the necessity of complying with, federal and state securities laws, nor affect the availability of non-monetary remedies such as injunctive relief or rescission.

     California law permits indemnification of expenses incurred in derivative or third-party actions, except that with respect to derivative actions (a) no indemnification may be made without court approval when a person is adjudged liable to the corporation in the performance of that person's duty to the corporation and its shareholders, unless the court determines such person is entitled to indemnity for expenses, and then such indemnification may be made only to the extent that the court shall determine, and (b) no indemnification may be made without court approval in respect of amounts paid or expenses incurred in settling or otherwise disposing of a threatened or pending action or amounts incurred in defending a pending action which is settled or otherwise disposed of without court approval. Indemnification is permitted by California law only for acts taken in good faith and believed to be in the best interests of the corporation and its shareholders, as determined by a majority vote of a disinterested quorum of the directors, independent legal counsel (if a quorum of independent directors is not obtainable), a majority vote handling the action of a quorum of the shareholders (excluding shares owned by the indemnified party), or the court in which the action is or was pending.

     Delaware law generally permits indemnification of expenses incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a majority vote of the directors who are not parties to such action, even though less than a quorum, or, if there are no such directors or if such directors so direct, by independent legal counsel in a written opinion, or by the shareholders, that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in or (in contrast to California law) not opposed to the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation.

     California law requires indemnification if the individual has successfully defended the action on the merits. Delaware law, in contrast, requires indemnification in the event of a successful defense, whether on the merits or otherwise. Delaware law also requires indemnification of expenses if the individual being indemnified has successfully defended the action on the merits or otherwise.

     The Bylaws of QuickResponse Delaware provide for indemnification to the fullest extent permitted by Section 145 of the DGCL and provide that expenses incurred by an individual in his capacity as a director of QuickResponse or in certain other capacities in defending a civil or criminal action shall be paid by QuickResponse in advance of the final disposition of the matter upon receipt of an undertaking from the director to repay the sum advanced if it shall ultimately be determined that he is not entitled to be indemnified by QuickResponse pursuant to the terms of the DGCL. The form of this new Bylaw provision is included in APPENDIX C.

     California corporations may include in their articles of incorporation a provision which extends the scope of indemnification through agreements, bylaws or other corporate action beyond that specifically authorized by statute. The Amended and Restated Articles of Incorporation of QuickResponse California include such a provision. QuickResponse California's Amended and Restated Articles of Incorporation permit indemnification beyond that expressly mandated by the California Corporations Code and limit director monetary liability to the extent permitted by California law. QuickResponse California also has entered into indemnification agreements with its directors, following approval of such agreements by the Company's shareholders. Delaware law states that the indemnification provided by statute shall not be deemed exclusive of any other rights under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise. Under Delaware law, therefore, QuickResponse Delaware is permitted to enter into indemnification agreements with directors. The indemnification agreements entered into by QuickResponse California with its officers and directors will be assumed by QuickResponse Delaware upon completion of the proposed reincorporation. The indemnification agreements also provide for contribution by the Company, with certain exceptions, to amounts paid by a director in any situation in which the Company and such individual are jointly liable (or would be if the Company were joined in the litigation) if for any reason indemnification is not available. Such contribution would be based on the relative benefits to, and relatives fault of, the Company and the individual with respect to the transaction from which liability arose. This provision could be applicable in the event a court found that indemnification under the federal securities laws is against public policy and thus not enforceable, and could also be applicable in other cases where the Company was unable to obtain satisfactory and affordable insurance for its directors and officers. If the proposed reincorporation is approved, the text of the indemnification agreements will be amended to read substantially as set forth in APPENDIX D hereto. A vote in favor of the proposed reincorporation is also approval of such amendments to the indemnification agreements and approval for the Company to enter into similar indemnification agreements with future directors of QuickResponse Delaware, as well as with certain officers of QuickResponse Delaware.

     The Certificate of Incorporation of QuickResponse Delaware also provides that if the DGCL is amended in the future to reduce further the liability of a director for breach of his fiduciary duty to the Company or its shareholders, such change shall also apply to the directors of the Company. While the Company is not aware of any proposals in the Delaware legislature to limit further the liability of directors, management of the Company and the Board of Directors believe it is advisable in light of current conditions in the insurance markets to make provision for such changes now rather than to await a further shareholder vote on the changes at a later date. In addition, the Certificate of Incorporation of QuickResponse Delaware provides that any future repeal or modification of the terms of the Certificate of Incorporation shall not adversely affect any right or protection of a director existing at the time of the repeal or modification.

     ELIMINATION OF SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS. California law permits holders of 10% of the outstanding voting securities of a company to call a special meeting of shareholders. Delaware law does not require that shareholders be allowed to call a special meeting of shareholders. The Certificate of Incorporation of QuickResponse Delaware provides that special meetings of shareholders may be called only by the Board of Directors, the Chairman of the Board or the President. Shareholders are not permitted to call a special meeting of shareholders. The business permitted to be conducted at any special meeting of shareholders will be limited to the business brought before the meeting by the Board of Directors or by the person that called the special meeting. Elimination of the right of shareholders to call a special meeting would eliminate a shareholder's ability to force shareholder consideration of a proposal over the opposition of the Board of Directors by calling a special meeting of shareholders prior to such time as the Board believed such consideration to be appropriate. For example, proposed amendments to the Bylaws or removal of directors for cause could, if the Board of Directors so desired, be delayed until the next Annual Meeting of shareholders.

          Shareholders should recognize that elimination of the procedure for shareholders to call special meetings may render more difficult, discourage or delay a merger, proxy contest or the assumption of control of the Company by a large shareholder or group of shareholders. To the extent that this provision enables the Board of Directors to resist a takeover or change in control, it may be more difficult to remove the existing Board of Directors and management.

     This provision does not result from any present knowledge on the part of the Board of Directors of any proposed attempt to change the control of the Company, and no change of control is presently pending or has occurred in the past.

     CHANGE IN THE NUMBER OF DIRECTORS. The QuickResponse Delaware Certificate of Incorporation provides that the Bylaws may be amended or rescinded at any time by the Board of Directors. One effect of this provision is to allow the Board of Directors to determine the authorized number of directors without a shareholder vote. Under California law, the directors can change the number of directors only if the shareholders have adopted a provision in the articles of incorporation or bylaws permitting the directors to fix their number within the bounds of a stated minimum and maximum number. The Bylaws of QuickResponse California currently provide that the Board of Directors shall consist of from five to nine directors, as fixed from time to time by the Board of Directors. The Bylaws of QuickResponse Delaware provide that the number of authorized directors shall be set by resolution of the Board of Directors; however, as provided in the QuickResponse Delaware Certificate of Incorporation, 66-2/3% of the entire Board of Directors may amend the Bylaws from time to time to increase or decrease the number of directors.

     CLASSIFIED BOARD OF DIRECTORS. The proposed Certificate of Incorporation and Bylaws of QuickResponse Delaware provide for a classified Board of Directors and permit the Board to create new directorships and to elect new directors to serve for the full term of the class of directors in which the new directorship was created. The terms of the directors are staggered to provide for the election of approximately one-third of the Board members each year, with each director serving a three-year term. The Board (or its remaining members, even though less than a quorum) is also empowered to fill vacancies on the Board occurring for any reason for the remainder of the term of the class of directors in which the vacancy occurred.

     TWO-THIRDS SUPERMAJORITY TO AMEND CERTAIN PROVISIONS OF BYLAWS. The proposed Certificate of Incorporation of QuickResponse Delaware provides in
Article 11 that (i) any amendment to the Bylaws that increases or reduces the authorized number of directors shall require the affirmative approval of at least 66-2/3% of the directors and (ii) any amendment to the Bylaws by the shareholders that increases or reduces the authorized number of directors or the percentage vote necessary to amend such provision of the Bylaws will require the affirmative approval of holders of 66-2/3% of the outstanding shares of stock of the Company. In contrast, the Amended and Restated Articles of Incorporation of QuickResponse California provide that (i) a majority of the directors may fix the number of directors at any number between the range of five and nine and
(ii) any amendment or repeal of the Bylaws may be made by a vote of the holders of a majority of the outstanding shares of the Company.

     This provision is principally intended to prevent a shareholder or shareholders having a majority of the Common Stock from making changes in the Bylaws to increase the number of directors. However, the Bylaws of the Company will continue to be subject to change by a majority vote of the Board of Directors, except for increases or decreases in the size of the Board which require a 66-2/3% vote of the Board of Directors.

     This provision may have the effect of discouraging efforts to acquire control of the Board of Directors. Shareholders should recognize that this proposed amendment could render more difficult or discourage a merger, tender offer, proxy contest or the assumption of control of the Company by a large shareholder or group of shareholders. To the extent that this provision enables the Board of Directors to resist a takeover or change in control of the Company, it could make it more difficult to remove the existing Board of Directors and management.

     This provision does not result from any present knowledge on the part of the Board of Directors of any proposed tender offer or other attempt to change the control of the Company and no tender offer or other type of change of control is presently pending or has occurred in the past.

     TWO-THIRDS SUPERMAJORITY TO AMEND CERTAIN ARTICLES OF THE CERTIFICATE OF INCORPORATION. The proposed Certificate of Incorporation of QuickResponse Delaware provides in Article 11 that Articles 6, 7, 10, 11 and 12 of QuickResponse Delaware's Certificate of Incorporation may be amended or repealed only by a vote of holders of at least 66-2/3% of the outstanding voting shares of the Company. Articles 6, 7, 10, 11 and 12 are the provisions of QuickResponse Delaware's Certificate of Incorporation regarding the amendment of the Company's Bylaws to increase or reduce the number of directors, the removal of directors, the elimination of shareholder action by written consent, the amendment of QuickResponse Delaware's Certificate of Incorporation and the limitation of liability of directors, respectively. These provisions are discussed above. QuickResponse California's Amended and Restated Articles of Incorporation generally may be amended by a vote of shareholders holding a majority of the shares.

     Article 11 of the Certificate of Incorporation of QuickResponse Delaware is intended to prevent the holder or holders of a majority of the voting shares of the Company from circumventing the proposed provisions of the Certificate of Incorporation described above by amending the Certificate of Incorporation to delete or modify them. Delaware law provides generally that the Certificate of Incorporation may be amended by a vote of shareholders holding a majority of the shares. However, where the Certificate of Incorporation requires a supermajority vote with respect to a particular matter, under Delaware law the same supermajority vote is required to amend such supermajority requirement of the Certificate of Incorporation. Therefore, to amend or repeal the provision in the Certificate of Incorporation, which requires the affirmative approval of holders of 66-2/3% of the outstanding Common Stock of the Company, the same 66-2/3% vote would be necessary. Without the inclusion of this provision in the QuickResponse Delaware Certificate of Incorporation, the articles requiring a supermajority vote could be repealed or amended by a vote of shareholders holding a majority of shares.

     Article 11 of the Certificate of Incorporation of QuickResponse Delaware may have the effect of discouraging efforts to acquire control of the Board of Directors. Shareholders should recognize that these supermajority provisions could render more difficult or discourage a merger, tender offer, proxy contest or the assumption of control of the Company by a large shareholder or group of shareholders. To the extent that this provision enables the Board of Directors to resist a takeover or change in control of the Company, it could make it more difficult to remove the existing Board of Directors and management.

     This provision does not result from any present knowledge on the part of the Board of Directors of any proposed tender offer or other attempt to change the control of the Company and no tender offer or other type of change of control is presently pending or has occurred in the past.

     AUTHORIZED STOCK. The Amended and Restated Articles of Incorporation of QuickResponse California authorize 30,000,000 shares of capital stock, no par value, which consists of 20,000,000 shares of Common Stock, no par value, and 10,000,000 shares of Preferred Stock, $.01 par value. The Certificate of Incorporation of QuickResponse Delaware will provide for the same number of shares of Common and Preferred Stock, each with a par value of $0.001. The Amended and Restated Articles of Incorporation of QuickResponse California and the Certificate of Incorporation of QuickResponse Delaware each authorize the Board of Directors to fix the rights, preferences, privileges and restrictions of one or more series of the authorized shares of Preferred Stock, including dividend rights, conversion rights, voting rights, terms of redemption and liquidation preferences without further vote or action by the shareholders. Although the Board has no present intention of doing so, issuance of the authorized Preferred Stock with terms giving it substantial voting power, conversion or other rights could have the effect of (i) delaying, deferring or preventing a change in control of the Company or (ii) otherwise modifying the rights of holders of the Company's Common Stock under either California or Delaware law.

CERTAIN DIFFERENCES IN STATE CORPORATION LAWS

     In addition to the matters discussed above, Delaware law differs in many respects from California law. Certain differences which could materially affect the rights of shareholders are discussed below.

     CLASSIFIED BOARD OF DIRECTORS. A classified board means that a certain number, but not all, of the directors are elected on a rotating basis each year. Under California law, directors generally are elected annually. Delaware law permits, but does not require, a classified board of directors, with staggered terms under which one-half or one-third of the directors are elected for terms of two or three years, respectively. This method of electing directors makes a change in the composition of the board of directors, and a potential change in control of a corporation, a lengthier and more difficult process. The Certificate of Incorporation and Bylaws of QuickResponse Delaware provide for a classified Board of Directors.

     REMOVAL OF DIRECTORS. Under California law, any director or the entire board of directors may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote; however, no individual director may be removed (unless the entire board is removed) if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting. Under Delaware law, a director of a corporation with a classified Board of Directors may be removed only for cause, unless the certificate of incorporation otherwise provides. The term "cause" with respect to the removal of directors is not defined in the DGCL and its meaning has not been precisely delineated by the Delaware courts. The Certificate of Incorporation and Bylaws of QuickResponse Delaware provide for a classified Board of Directors.

          CERTAIN BUSINESS COMBINATIONS. In the past several years, a number of states (but not including California) have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant shareholders, more difficult. Under Section 203 of the DGCL ("Section 203"), certain "business combinations" with "interested stockholders" of Delaware corporations are subject to a three-year moratorium unless specified conditions are met.

     Section 203 prohibits certain mergers, consolidations, sales of assets and other transactions ("business combinations") with an "interested stockholder" (generally a 15% stockholder) for three years following the date the stockholder became an interested stockholder. The prohibition on business combinations is subject to certain exceptions, the most significant of which are that the prohibition does not apply if: (i) the business combination or transaction in which the stockholder becomes an interested stockholder is approved by the Board of Directors prior to the stockholder becoming an interested stockholder; (ii) the business combination is with an interested stockholder who became an interested stockholder in a transaction whereby he acquired 85% of the corporation's voting stock; (iii) the business combination is approved by the Board of Directors and authorized by the affirmative vote of at least 66-2/3% of the outstanding voting stock which is not owned by the interested stockholder; or (iv) an exemption is available.

     Section 203 is currently under challenge in lawsuits arising out of ongoing takeover disputes, and it is not yet clear whether and to what extent its constitutionality will be upheld by the courts. The United States District Court for the District of Delaware has consistently upheld the constitutionality of Section 203 but the Delaware Supreme Court has not yet considered the issue. So long as the constitutionality of Section 203 is upheld, the Company believes that it will have the effect of encouraging any potential acquiror to negotiate with the Company's Board of Directors. Section 203 should also discourage certain potential acquirors unwilling to comply with its provisions.

     Section 203 only applies to Delaware corporations which have a class of voting stock that is listed on a national securities exchange, authorized for quotation on an inter-dealer quotation system of a registered national securities association (as is QuickResponse California and as QuickResponse Delaware will be), or are held of record by more than 2,000 shareholders. However, a Delaware corporation may, through its certificate of incorporation or bylaws, elect not to be governed by the statute. The QuickResponse Delaware Certificate of Incorporation and Bylaws do not contain such an election; consequently, the statute will apply to business combinations involving QuickResponse Delaware.

     ADDITIONAL TAKEOVER PROTECTION. Delaware law also allows the inclusion in a certificate of incorporation of certain provisions which may protect non-controlling shareholders against unfavorable mergers or other business combinations. Some companies have adopted provisions requiring that unless certain minimum price criteria and procedural requirements are satisfied, business combinations must be approved by a supermajority of the holders of the corporation's outstanding voting stock. Such provisions are not being proposed by the Company at this time. Under California law, similar provisions could be inserted in QuickResponse California's Amended and Restated Articles, but the vote required to approve any merger or business combination could not exceed 66-2/3%.

     In addition, there is a substantial body of case law in Delaware addressing a corporation's right to adopt share purchase rights plans, sometimes referred to as "poison pills." Such plans typically take the form of an issuance of a dividend to shareholders of rights to acquire shares of the Company or, under certain circumstances, an acquiring corporation at less than half their fair market value. Adoption of a share purchase rights plan by QuickResponse Delaware, which would not require shareholder approval, could have the effect of delaying, deferring or preventing a change in control of the Company. There is no similar body of law in California, and the validity of such plans is, therefore, questionable. If the reincorporation is approved, the Board of Directors intends to consider the adoption of such a plan.

     SHAREHOLDER VOTING AND APPRAISAL RIGHTS. With certain exceptions, California law requires that a merger, sale of assets or similar transaction be approved by a majority vote of each class of shares outstanding. Delaware law does not require such class voting, except in the case of transactions involving an amendment to the certificate of incorporation that adversely affects a specific class in a manner different than other classes. Should the Company authorize and issue shares of a new class of capital stock, the holders thereof would vote with the holders of the Common Stock on proposals not adversely affecting the Common Stock. In such event the holders of Common Stock, if in the minority, would be unable to control the outcome of a vote, and, if in the majority, would be able to control the outcome of such a vote. California law also provides that, except in certain circumstances, when a tender offer or a proposal for a reorganization or for a sale of assets is made by an interested party (generally a controlling or managing party of the target corporation), an affirmative opinion in writing as to the fairness of the consideration to be paid to the shareholders must be delivered to the shareholders. This fairness opinion requirement does not apply to a corporation which does not have shares held of record by at least 100 persons, or to a transaction which has been qualified under California state securities laws. Furthermore, if a tender of shares or vote is sought pursuant to an interested party's proposal and a later proposal is made by another party at least 10 days prior to the date of acceptance of the interested party's proposal, the shareholders must be informed of the later offer and be afforded a reasonable opportunity to withdraw any vote, consent or proxy, or to withdraw any tendered shares. Delaware law has no comparable provision and the shareholders of QuickResponse Delaware might, therefore, be deprived of an opportunity to consider such other proposals.

     Delaware law does not require dissenters' rights of appraisal with respect to (a) a sale of assets in a reorganization, (b) a merger by a corporation, the shares of which are either listed on a national securities exchange or widely held (by more than 2,000 shareholders) if such shareholders receive shares of the surviving corporation or of a listed or widely held corporation or (c) shareholders of a corporation surviving a merger if no vote of such shareholders is required to approve the merger. Under Delaware law no vote of the shareholders of a corporation surviving a merger is required if the number of shares to be issued in the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately prior to such issuance and if certain other conditions are met. California law does, in general, afford dissenters' rights in a sale of assets reorganization, and its exclusions from dissenters' rights in mergers are somewhat different from those in Delaware. Dissenters' rights are not available under California or Delaware law to shareholders of a Company with respect to the proposed reincorporation.

     INSPECTION OF SHAREHOLDERS LIST. Both California law and Delaware law allow any shareholder to inspect the shareholders list for a purpose reasonably related to such person's interest as a shareholder. California law provides, in addition, for an absolute right to inspect and copy a corporation's shareholders list by persons holding five percent or more of the corporation's voting shares, or any shareholders holding one percent or more of the corporation's voting shares who have filed a Schedule 14B with the Securities and Exchange Commission relating to the election of directors. Delaware law does not provide for any such absolute right of inspection. Lack of access to shareholder records could result in impairment of the shareholder's ability to coordinate opposition to management proposals, including proposals with respect to a change in control of the Company.

     DIVIDENDS AND REPURCHASE OF SHARES. Delaware law permits a corporation, unless otherwise restricted by its certificate of incorporation, to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year, as long as the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares provided such redemption or repurchase would not impair the capital of the corporation. The ability of a Delaware corporation to pay dividends on, or to make repurchases or redemptions of, its shares is dependent on the financial status of the corporation standing alone, not consolidated with subsidiary or parent corporations. In determining the amount of surplus of a Delaware corporation, the assets of the corporation, including stock of subsidiaries owned by the corporation, must be valued at their fair market value as determined by the Board of Directors, regardless of their historical book value.

     Under California law, any distributions to shareholders (including dividends and repurchases of shares) are limited either to retained earnings or to an amount that would leave the corporation with assets (exclusive of goodwill, capitalized research and development expenses and deferred charges) in an amount equal to at least 125% of its liabilities (exclusive of deferred taxes, deferred income and other deferred credits) and with current assets in an amount at least equal to its current liabilities (or 125% of its current liabilities if the average pre-tax and pre-interest earnings for the preceding two fiscal years were less than the average interest expenses for such years). Such limitations are applied to California corporations on a consolidated basis. Under California law, there are certain exceptions to the foregoing limitations for repurchases of shares in connection with certain rescission actions or pursuant to certain employee stock plans.

     LOANS TO OFFICERS AND EMPLOYEES. Under California law, any loan or guaranty to or for the benefit of a director or officer of the corporation or its parent requires approval of the shareholders unless such loan or guaranty is provided under a plan approved by shareholders owning a majority of the outstanding shares of the corporation. In addition, under California law, shareholders of any corporation with 100 or more shareholders of record may approve a bylaw authorizing the board of directors alone to approve loans or guaranties to or on behalf of officers (whether or not such officers are directors) if the board determines that any such loan or guaranty may reasonably be expected to benefit the corporation. The Bylaws of QuickResponse California authorize such loans or guaranties. Under Delaware law, a corporation may make loans to, guarantee the obligations of or otherwise assist its officers or other employees and those of its subsidiaries (including directors who are also officers or employees) when such action, in the judgment of the directors, may reasonably be expected to benefit the corporation.

     DISSOLUTION. Under California law, shareholders holding 50% or more of the total voting power may authorize a corporation's dissolution, with or without the approval of the corporation's board of directors, and this right may not be modified by the articles of incorporation. Under Delaware law, unless the board of directors approves the proposal to dissolve, the dissolution must be approved by shareholders holding 100% of the total voting power of the corporation. Only if the dissolution is initiated by the board of directors may it be approved by a simple majority of the corporation's shareholders. In the event of such board-initiated dissolution, Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority voting requirement in connection with dissolutions. QuickResponse Delaware's Certificate of Incorporation contains no such supermajority voting requirement, however, and a majority of shares voting at a meeting in which a quorum is present would be sufficient to approve a dissolution of QuickResponse Delaware which had previously been approved by its Board of Directors.

APPLICATION OF CALIFORNIA LAW AFTER REINCORPORATION

     If the proposed reorganization is effected, it is possible that QuickResponse Delaware will be subject to certain provisions of California's corporation laws in the present or future. Since Delaware and California law conflict in certain areas, it is uncertain which law would prevail. Section 2115 of the California Corporations Code provides that if the average of certain property, payroll and sales factors results in a finding that more than 50% of QuickResponse Delaware's business is conducted in California for a particular fiscal year and more than 50% of QuickResponse Delaware's outstanding voting securities are held of record by persons having addresses in California, QuickResponse Delaware will become subject to certain provisions of California law regardless of its state of incorporation. QuickResponse Delaware would continue to be subject to such provisions until the end of any fiscal year in which more than 50% of its business is conducted outside of California or 50% of its outstanding voting securities are held by persons having addresses outside of California. Foreign corporations which have securities listed on the New York or American Stock Exchange, and foreign corporations which have a class of securities trading as a Nasdaq National Market security with at least 800 equity holders as of the date of its most recent Annual Meeting of shareholders, are exempt from Section 2115. QuickResponse California as of April 4, 1997, had and, upon the reincorporation, QuickResponse Delaware will have, less than 800 equity holders, and may therefore be subject to Section 2115 of the California Corporations Code.

     If QuickResponse Delaware is subject to the provisions of California law referred to above, and such provisions are enforced by the courts in a particular case, many of the Delaware laws described under "Changes in QuickResponse's Charter to be Effected by Reincorporation" and "Certain Differences in State Corporation Laws" would not apply to QuickResponse Delaware. The California provisions relating to the election and removal of directors, classified boards of directors, standard of liability for directors, indemnification of directors, dividends and repurchases of shares, shareholder meetings, approval of certain corporate transactions, appraisal rights and inspection of corporate records would apply.

     Although QuickResponse Delaware currently may be subject to the provisions of Section 2115, the Board of Directors believes that the Company in the near future will likely become exempt from Section 2115 and therefore that reincorporation at this time is appropriate.

FEDERAL INCOME TAX CONSEQUENCES

     The reorganization provided for in the Agreement and Plan of Merger is intended to be tax free under the Internal Revenue Code of 1986, as amended. Accordingly, no gain or loss will be recognized to the holders of QuickResponse California shares as a result of the consummation of the reorganization, and no gain or loss will be recognized by QuickResponse California or QuickResponse Delaware. Each former holder of QuickResponse California shares will have the same basis in the QuickResponse Delaware stock received by such holder pursuant to the reorganization as the holder had in the QuickResponse California shares held by such holder at the time of the consummation of the reorganization, and his holding period with respect to such QuickResponse Delaware stock will include the period during which the holder held the corresponding QuickResponse California shares, provided the latter were held by the holder as capital assets at the time of the consummation of the reorganization.

VOTE REQUIRED

     The affirmative vote of a majority of the outstanding shares of Common Stock on the Record Date entitled to vote is required to approve the proposed reincorporation in Delaware.

RECOMMENDATION OF BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY REINCORPORATE IN THE STATE OF DELAWARE BECAUSE OF THAT STATE'S COMPREHENSIVE, MODERN AND FLEXIBLE CORPORATE LAWS AND BECAUSE THE REINCORPORATION WILL ASSIST THE COMPANY IN RETAINING AND ATTRACTING THE MOST QUALIFIED PERSONS AS OFFICERS AND DIRECTORS. ACCORDINGLY, THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE REINCORPORATION.

          ------------------------------------------------------------

                                 PROPOSAL NO. 3:
                       RATIFICATION OF INDEPENDENT AUDITORS
          ------------------------------------------------------------


     The Company is asking the shareholders to ratify the selection of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 1997. The affirmative vote of the holders of a majority of the shares represented and voting at the Annual Meeting will be required to ratify the selection of Deloitte & Touche LLP.

     In the event the shareholders fail to ratify the appointment, the Audit Committee of the Board of Directors will consider it as a direction to select other auditors for the subsequent year. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board determines that such a change would be in the best interest of the Company and its shareholders.

     Deloitte & Touche LLP has audited the Company's financial statements annually since 1988. Its representatives are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL TO RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997.

                                 OTHER BUSINESS

     The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If other matters are properly brought before the Annual Meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

                              SHAREHOLDER PROPOSALS

     Proposals of shareholders that are intended to be presented at the Company's Annual Meeting of shareholders to be held in 1998 must be received by January 22, 1998, in order to be included in the proxy statement and proxy relating to that meeting.

                                   BY ORDER OF THE BOARD OF DIRECTORS

                                   /s/ Shawn M. O'Connor

                                   SHAWN M. O'CONNOR
                                   VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND
                                   SECRETARY

                                   April 30, 1997

                                   APPENDIX A

                          AGREEMENT AND PLAN OF MERGER
                         OF QUICKRESPONSE DELAWARE, INC.
                             A DELAWARE CORPORATION
                                       AND
                          QUICKRESPONSE SERVICES, INC.
                            A CALIFORNIA CORPORATION


          THIS AGREEMENT AND PLAN OF MERGER dated as of __________, 1997 (the "Agreement") is between QuickResponse Delaware, Inc., a Delaware corporation ("QuickResponse Delaware") and QuickResponse Services, Inc., a California corporation ("QuickResponse California"). QuickResponse Delaware and QuickResponse California are sometimes referred to herein as the "Constituent Corporations."

                                    RECITALS

          A. QuickResponse Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of 30,000,000 shares, 20,000,000 of which are designated "Common Stock", $0.001 par value, and 10,000,000 of which are designated "Preferred Stock", $0.001 par value. As of _________, 1997, 1,000 shares of Common Stock were issued and outstanding, all of which were held by QuickResponse California. No shares of Preferred Stock were outstanding.

          B. QuickResponse California is a corporation duly organized and existing under the laws of the State of California and has an authorized capital of 30,000,000 shares, 20,000,000 of which are designated "Common Stock", no par value, and 10,000,000 of which are designated "Preferred Stock", $.01 par value. As of __________, 1997, ____________ shares of Common Stock and no shares of Preferred Stock were outstanding.

          C. The Board of Directors of QuickResponse California has determined that, for the purpose of effecting the reincorporation of QuickResponse California in the State of Delaware, it is advisable and in the best interests of QuickResponse California that QuickResponse California merge with and into QuickResponse Delaware upon the terms and conditions herein provided.

          D. The respective Boards of Directors of QuickResponse Delaware and QuickResponse California have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective stockholders and executed by the undersigned officers.

          NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, QuickResponse Delaware and QuickResponse California hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

                                    I. MERGER

          1.1 MERGER. In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the California General Corporation Law, QuickResponse California shall be merged with and into QuickResponse Delaware (the "Merger"), the separate existence of QuickResponse California shall cease and QuickResponse Delaware shall be, and is herein sometimes referred to as, the "Surviving Corporation," and the name of the Surviving Corporation shall be QuickResponse Services, Inc.

          1.2 FILING AND EFFECTIVENESS. The Merger shall become effective when the following actions shall have been completed:

          (a) This Agreement and the Merger shall have been adopted and approved by the stockholders of each Constituent Corporation in accordance with the requirements of the Delaware General Corporation Law and the California General Corporation Law;

          (b) All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof;

          (c) An executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware; and

          (d) An executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the California General Corporation Law shall have been filed with the Secretary of State of the State of California.

          The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Date of the Merger."

          1.3 EFFECT OF THE MERGER. Upon the Effective Date of the Merger, the separate existence of QuickResponse California shall cease and QuickResponse Delaware, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger (ii) shall be subject to all actions previously taken by its and QuickResponse California's Board of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of QuickResponse California in the manner more fully set forth in
Section 259 of the Delaware General Corporation Law, (iv) shall continue to be subject to all of its debts, liabilities and obligations as constituted immediately prior to the Effective Date of the Merger and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of QuickResponse California in the same manner as if QuickResponse Delaware had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the California General Corporation Law.

                  II. CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

          2.1 CERTIFICATE OF INCORPORATION. The Certificate of Incorporation of QuickResponse Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

          2.2 BYLAWS. The Bylaws of QuickResponse Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

          2.3 DIRECTORS AND OFFICERS. The directors and officers of QuickResponse California immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law, the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

                       III. MANNER OF CONVERSION OF STOCK

          3.1 QUICKRESPONSE CALIFORNIA COMMON SHARES. Upon the Effective Date of the Merger, each share of QuickResponse California Common Stock, no par value, issued and outstanding immediately prior thereto shall by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into and exchanged for one fully paid and nonassessable share of Common Stock, $.001 par value, of the Surviving Corporation.

          3.2 QUICKRESPONSE CALIFORNIA OPTIONS, STOCK PURCHASE RIGHTS AND CONVERTIBLE SECURITIES. Upon the Effective Date of the Merger, the Surviving Corporation shall assume and continue the stock option plans and all other employee benefit plans of QuickResponse California. Each outstanding and unexercised option, or other right to purchase, or security convertible into, QuickResponse California Common Stock shall become an option, or right to purchase, or a security convertible into the Surviving Corporation's Common Stock on the basis of one share of the Surviving Corporation's Common Stock for each share of QuickResponse California Common Stock issuable pursuant to any such option, or stock purchase right or convertible security, on the same terms and conditions and at an exercise or conversion price per share equal to the exercise or conversion price per share applicable to any such QuickResponse California option, stock purchase right or other convertible security at the Effective Date of the Merger. There are no options, purchase rights for or securities convertible into Preferred Stock of QuickResponse California.

          A number of shares of the Surviving Corporation's Common Stock shall be reserved for issuance upon the exercise of options, stock purchase rights and convertible securities equal to the number of shares of QuickResponse California Common Stock so reserved immediately prior to the Effective Date of the Merger.

          3.3 QUICKRESPONSE DELAWARE COMMON STOCK. Upon the Effective Date of the Merger, each share of QuickResponse Delaware Common Stock, $.001 par value, issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by QuickResponse Delaware, the holder of such shares or any other person, be cancelled and returned to the status of authorized but unissued shares.

          3.4 EXCHANGE OF CERTIFICATES. After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of QuickResponse California Common Stock may, at such stockholder's option, surrender the same for cancellation to Chase Mellon Shareholder Services, as exchange agent (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's Common Stock into which the surrendered shares were converted as herein provided. Until so surrendered, each outstanding certificate theretofore representing shares of QuickResponse California Common Stock shall be deemed for all purposes to represent the number of whole shares of the Surviving Corporation's Common Stock into which such shares of QuickResponse California Common Stock were converted in the Merger.

          The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock of the Surviving Corporation represented by such outstanding certificate as provided above.

          Each certificate representing Common Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of QuickResponse California so converted and given in exchange therefore, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.

          If any certificate for shares of QuickResponse Delaware stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and that the person requesting such transfer pay to the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of QuickResponse Delaware that such tax has been paid or is not payable.

                                   IV. GENERAL

          4.1 COVENANTS OF QUICKRESPONSE DELAWARE. QuickResponse Delaware covenants and agrees that it will, on or before the Effective Date of the
Merger:

          (a) Qualify to do business as a foreign corporation in the State of California and in connection therewith irrevocably appoint an agent for service of process as required under the provisions of Section 2105 of the California General Corporation Law.

          (b) File any and all documents with the California Franchise Tax Board necessary for the assumption by QuickResponse Delaware of all of the franchise tax liabilities of QuickResponse California.

          (c) Take such other actions as may be required by the California General Corporation Law.

          4.2 FURTHER ASSURANCES. From time to time, as and when required by QuickResponse Delaware or by its successors or assigns, there shall be executed and delivered on behalf of QuickResponse California such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by QuickResponse Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of QuickResponse California and otherwise to carry out the purposes of this Agreement, and the officers and directors of QuickResponse Delaware are fully authorized in the name and on behalf of QuickResponse California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

          4.3 ABANDONMENT. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either QuickResponse California or of QuickResponse Delaware, or of both, notwithstanding the approval of this Agreement by the shareholders of QuickResponse California or by the sole stockholder of QuickResponse Delaware, or by both.

          4.4 AMENDMENT. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement or certificate in lieu thereof with the Secretary of State of the State of Delaware, provided that an amendment made subsequent to the adoption of this Agreement by the stockholders of either Constituent Corporation shall not:
(1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (2) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger or (3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of either Constituent Corporation.

          4.5 REGISTERED OFFICE. The registered office of the Surviving Corporation in the State of Delaware is located at 32 Lockerman Square, Suite L-100, City of Dover, County of Kent, Delaware 19901, and The Prentice-Hall Corporation System, Inc., is the registered agent of the Surviving Corporation at such address.

          4.6 AGREEMENT. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 1400 Marina Way South, Richmond, California 94804 and copies thereof will be furnished to any stockholder of either Constituent Corporation, upon request and without cost.

          4.7 GOVERNING LAW. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the California General Corporation Law.

          4.8 COUNTERPARTS. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, this Agreement having first been approved by the resolutions of the Board of Directors of QuickResponse Delaware and QuickResponse California, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.


                              QUICKRESPONSE DELAWARE, INC.,
                              a Delaware corporation



                              By:
                                 ------------------------------------------
                              Name:
                                   ----------------------------------------
                              Title:
                                    ---------------------------------------

ATTEST:



----------------------------
Shawn M. O'Connor, Secretary



                              QUICKRESPONSE SERVICES, INC.
                              a California corporation



                              By:
                                 ------------------------------------------
                              Name:
                                   ----------------------------------------
                              Title:
                                    ---------------------------------------

ATTEST:


----------------------------
Shawn M. O'Connor, Secretary

                            CERTIFICATE OF SECRETARY
              QUICKRESPONSE DELAWARE, INC., A DELAWARE CORPORATION


          The undersigned, Shawn M. O'Connor, Secretary of QuickResponse Delaware, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies, as such Secretary, that the Agreement and Plan of Merger to which this Certificate is attached, after having been first duly signed on behalf of the said corporation and having been signed on behalf of QuickResponse Services, Inc., a corporation of the State of California, was duly adopted by the sole stockholder of the corporation, which Agreement and Plan of Merger was thereby adopted as the act of the stockholders of said QuickResponse Delaware, Inc., a Delaware corporation, and constitutes the duly adopted agreement and act of said corporation.

          WITNESS my hand this      day of        , 1997.
                               ----        -------

                                        --------------------------------------
                                        Shawn M. O'Connor, Secretary

                            CERTIFICATE OF SECRETARY
             QUICKRESPONSE SERVICES, INC., A CALIFORNIA CORPORATION

          The undersigned, Shawn M. O'Connor, hereby certifies that he is the duly elected and acting Secretary of QuickResponse Services, Inc., a California corporation ("QuickResponse California"), and hereby certifies that the attached Agreement and Plan of Merger between QuickResponse Delaware, Inc., a Delaware corporation, and QuickResponse California was duly approved by the shareholders
of QuickResponse California on         , 1997.
                               --------

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed his name
this       day of        , 1997.
     -----        -------

                              ---------------------------------
                              Shawn M. O'Connor, Secretary

                                   APPENDIX B

                         CERTIFICATE OF INCORPORATION OF
                          QUICKRESPONSE DELAWARE, INC.


          FIRST:  The name of this corporation is QuickResponse Delaware, Inc.

          SECOND: The address of the registered office of the corporation in the State of Delaware is 32 Loockerman Square, Suite L-100, City of Dover, County of Kent, Delaware 19901, and the name of its registered agent at that address is The Prentice-Hall Corporation System, Inc.

          THIRD: The name and mailing address of the incorporator of the corporation is:

                    Andrew Baw
                    Brobeck, Phleger & Harrison LLP
                    Two Embarcadero Place
                    2200 Geng Road
                    Palo Alto, California 94303

          FOURTH: The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law Of Delaware.

          FIFTH: The corporation is authorized to issue 30,000,000 shares, 20,000,000 of which are designated "Common Stock," $0.001 par value, and 10,000,000 of which are designated "Preferred Stock," $0.001 par value. The Board of Directors is hereby authorized to fix or alter the rights, preferences, privileges and restrictions granted to or imposed upon any series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or of any of them. The Board of Directors is also authorized to increase or decrease the number of shares of any series, prior or subsequent to the issue of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

          SIXTH: In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, repeal, alter, amend and rescind from time to time any or all of the bylaws of the corporation; provided, however, that any bylaw amendment adopted by the Board of Directors increasing or reducing the authorized number of directors or amending, repealing, altering or rescinding Article 3, Section 3.2 of the Bylaws of the corporation shall require a resolution adopted by the affirmative vote of not less than sixty-six and two-thirds percent (66-2/3%) of the directors. Any Bylaw amendment adopted by the stockholders increasing or reducing the authorized number of directors or amending, repealing, altering or rescinding
Article 3, Section 3.2 of the Bylaws of the corporation shall require the approval of not less than sixty-six and two-thirds percent (66-2/3%) of the total voting power of all outstanding shares of stock of the corporation entitled to vote thereon.

          SEVENTH: The number of directors of the corporation shall be fixed from time to time by a Bylaw or amendment thereof duly adopted by the Board of Directors.

          The Board of Directors shall be classified with respect to the time for which they severally hold office into three classes designated Class I, Class II and Class III, as nearly equal in number as possible. Each director shall serve for a term ending on the date of the third annual meeting of stockholders following the annual meeting at which the director was elected; provided, however, that the directors first elected to Class I shall serve for a term ending on the annual meeting next following the end of fiscal year 1997, the directors first elected to Class II shall serve for a term ending on the annual meeting next following the end of fiscal year 1998 and the directors first elected to Class III shall serve for a term ending on the annual meeting next following the end of fiscal year 1999. Notwithstanding the foregoing, each director shall serve until his successor shall have been duly elected and qualified, unless he shall resign, become disqualified, disabled or shall otherwise be removed.

          At each annual election, directors chosen to succeed those whose terms then expire shall be of the same class as the directors they succeed, unless by reason of any intervening changes in the authorized number of directors, the Board shall designate one or more directorships whose term then expires as directorships of another class in order more nearly to achieve equality of number of directors among the classes.

          Notwithstanding the rule that the three classes shall be as nearly equal in number of directors as possible, in the event of any change in the authorized number of directors, each director then continuing to serve as such shall nevertheless continue as a director of the class of which he is a member until the expiration of his current term, or his prior death, resignation or removal. If any newly created directorship may, consistently with the rule that the three classes shall be as nearly equal in number of directors as possible, be allocated to any class, the Board shall allocate it to that of the available class whose term of office is due to expire at the earliest date following such allocation.

          EIGHTH: No stockholder will be permitted to cumulate votes in any election of directors.

          NINTH: Special meetings of the stockholders of this corporation for any purpose or purposes may be called at any time upon the request in writing of a majority of the Board of Directors or by the Chairman of the Board or the President of the corporation. Any such request shall state the purpose or purposes of the proposed meeting. As soon as reasonably practicable after receipt of such a request, written notice of such meeting, stating the place, date (which shall be sixty (60) days from the date of the notice) and hour of the meeting, shall be given to each stockholder entitled to vote at such meeting. Special meetings may not be called other than as provided in this ARTICLE NINTH.

          TENTH: Stockholders of the corporation shall take action by meetings held pursuant to this Certificate of Incorporation and the Bylaws. Stockholders may not take any action by written consent in lieu of a meeting. Meetings of stockholders may be held within or outside of the State of Delaware, as the Bylaws may provide. The books of the corporation may be kept (subject to any provision contained in the statute) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the corporation.

          ELEVENTH: The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders herein are granted subject to this reservation. Notwithstanding the foregoing, the provisions set forth in ARTICLES SIXTH, SEVENTH, TENTH, TWELFTH and this ARTICLE ELEVENTH may not be repealed or amended in any respect unless such repeal or amendment is approved by the affirmative vote of not less than sixty-six and two-thirds percent (66-2/3%) of the total voting power of all outstanding shares of stock of this corporation entitled to vote thereon, unless such amendment or repeal has been previously approved by the vote of not less than sixty-six and two-thirds percent (66-2/3%) of the members of the Board of Directors, in which case those Articles of this Certificate of Incorporation may be so amended or repealed by a vote of not less than a majority of the total voting power of all outstanding shares of stock of the corporation entitled to vote thereon.

          TWELFTH: A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is hereafter amended to authorize, with the approval of a corporation's stockholder, further reductions in the liability of the directors of a corporation for breach of fiduciary duty, then a director of the corporation shall not be liable for any such breach to the fullest extent permitted by the Delaware General Corporation Law as so amended. Any repeal or modification of the foregoing provisions of this ARTICLE TWELFTH by the stockholders of the corporation shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.

          THIRTEENTH: Elections of directors need not be by written ballot unless the Bylaws of the corporation shall so provide.

          THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation to do business both within and without the State of Delaware, and in pursuance of the Delaware General Corporation Law, does hereby make this Certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this ____ day of March 1997.



                                   ---------------------------------
                                   Andrew Baw

                                   APPENDIX C

                                     BYLAWS
                                       OF
                          QUICKRESPONSE SERVICES, INC.


                                    ARTICLE I

                                     OFFICES

          Section 1. The registered office shall be in the City of Wilmington, County of New Castle, State of Delaware.

          Section 2. The corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

          Section 1. All meetings of the stockholders for the election of directors shall be held at such time and place either within or without the State of Delaware as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

          Section 2. Annual meetings of stockholders, commencing with the year 1997, shall be held at such date and time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which they shall elect by a plurality vote a Board of Directors, and transact such other business as may properly be brought before the meeting.

          Section 3. Written notice of the annual meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not fewer than ten (10) nor more than sixty (60) days before the date of the meeting.

          Section 4. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present.

          Section 5. The stockholders of the corporation may not call special meetings of the stockholders for any purpose or purposes.

          Section 6. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

          Section 7. When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power, present in person or represented by proxy, shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the certificate of incorporation a different vote is required, in which case such express provision shall govern and control the decision of such question.

          Section 8. Unless otherwise provided in the certificate of incorporation each stockholder shall at every meeting of the stockholders be entitled to one (1) vote in person or by proxy for each share of the capital stock having voting power held by such stockholder, but no proxy shall be voted on after three (3) years from its date, unless the proxy provides for a longer period.

          Section 9. Nominations for election to the Board of Directors must be made by the Board of Directors or by any stockholder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Nominations, other than those made by the Board of Directors of the corporation, must be preceded by notification in writing received by the Secretary of the corporation not less than twenty (20) days nor more than sixty (60) days prior to any meeting of stockholders called for the election of directors. Such notification shall contain the written consent of each proposed nominee to serve as a director if so elected and the following information as to each proposed nominee and as to each person, acting alone or in conjunction with one or more other persons as a partnership, limited partnership, syndicate or other group, who participates or is expected to participate in making such nomination or in organizing, directing or financing such nomination or solicitation of proxies to vote for the nominee:

               (a) the name, age, residence, address, and business address of each proposed nominee and of each such person;

               (b) the principal occupation or employment, the name, type of business and address of the corporation or other organization in which such employment is carried on of each proposed nominee and of each such person;

               (c) the amount of stock of the corporation owned beneficially, either directly or indirectly, by each proposed nominee and each such person; and

               (d) a description of any arrangement or understanding of each proposed nominee and of each such person with each other or any other person regarding future employment or any future transaction to which the corporation will or may be a party.

          The presiding officer of the meeting shall have the authority to determine and declare to the meeting that a nomination not preceded by notification made in accordance with the foregoing procedure shall be disregarded.

          Section 10. At any meeting of the stockholders, only such business shall be conducted as shall have been brought before the meeting (a) pursuant to the corporation's notice of meeting, (b) by or at the direction of the Board of Directors or (c) by any stockholder of the corporation who is a stockholder of record at the time of giving of the notice provided for in this Bylaw, who shall be entitled to vote at such meeting and who complies with the notice procedures set forth in this Bylaw.

          For business to be properly brought before any meeting by a stockholder pursuant to clause (c) of this Section 12, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than twenty (20) days nor more than sixty (60) days prior to the date of the meeting. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (b) the name and address, as they appear on the corporation's books, of the stockholder proposing such business, and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (c) the class and number of shares of the corporation which are owned beneficially and of record by such stockholder of record and by the beneficial owner, if any, on whose behalf of the proposal is made and (d) any material interest of such stockholder of record and the beneficial owner, if any, on whose behalf the proposal is made in such business.

          Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at a meeting except in accordance with the procedures set forth in this Section 12. The presiding officer of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the procedures prescribed by this Section 12, and if such person should so determine, such person shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. Notwithstanding the foregoing provisions of this Section 12, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder with respect to the matters set forth in this Section 12.

          Section 11. The stockholders of the Corporation may not take action by written consent without a meeting but must take any such actions at a duly called annual or special meeting.


                                   ARTICLE III

                                    DIRECTORS

          Section 1. The number of directors which shall constitute the whole Board of Directors shall be determined by resolution of the Board of Directors or by the stockholders at the annual meeting of the stockholders, except as provided in Section 2 of this Article, and each director elected shall hold office until his successor is elected and qualified. Directors need not be stockholders.

          Section 2. Vacancies and new created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and shall qualify, unless sooner displaced. If there are no directors in office, then an election of directors may be held in the manner provided by statute. If, at the time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the whole Board of Directors (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten percent (10%) of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships or to replace the directors chosen by the directors then in office.

          Section 3. The business of the corporation shall be managed by or under the direction of its Board of Directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the certificate of incorporation or by these bylaws directed or required to be exercised or done by the stockholders.

                       MEETINGS OF THE BOARD OF DIRECTORS

          Section 4. The Board of Directors of the corporation may hold meetings, both regular and special, either within or without the State of Delaware.

          Section 5. The first meeting of each newly elected Board of Directors shall be held at such time and place as shall be fixed by the vote of the stockholders at the annual meeting, and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present. In the event of the failure of the stockholders to fix the time or place of such first meeting of the newly elected Board of Directors, or in the event such meeting is not held at the time and place so fixed by the stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors or as shall be specified in a written waiver signed by all of the directors.

          Section 6. Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors.

          Section 7. Special meetings of the Board of Directors may be called by the president on two (2) days' notice to each director by mail or forty-eight
(48) hours notice to each director either personally or by telegram; special meetings shall be called by the president or secretary in like manner and on like notice on the written request of two directors unless the Board of Directors consists of only one director, in which case special meetings shall be called by the president or secretary in like manner and on like notice on the written request of the sole director.

          Section 8. At all meetings of the Board of Directors a majority of the directors shall constitute a quorum for the transaction of business, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the certificate of incorporation. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

          Section 9. Unless otherwise restricted by the certificate of incorporation of these bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

          Section 10. Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

                             COMMITTEES OF DIRECTORS

          Section 11. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.

          In the absence of disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

          Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation and may authorize the seal of the corporation to be affixed to all papers which may require it, but no such committee shall have the power or authority in reference to amending the certificate of incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution or amending the bylaws of the corporation; and, unless the resolution or the certificate of incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors.

          Section 12. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

                            COMPENSATION OF DIRECTORS

          Section 13. Unless otherwise restricted by the certificate of incorporation or these bylaws, the Board of Directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

                              REMOVAL OF DIRECTORS

          Section 14. Unless otherwise restricted by the certificate of incorporation or bylaw, any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of shares entitled to vote at an election of directors.

                                   ARTICLE IV

                                     NOTICES

          Section 1. Whenever, under the provisions of the statutes or of the certificate of incorporation or of these bylaws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given by telegram.

          Section 2. Whenever any notice is required to be given under the provisions of the statutes or of the certificate of incorporation or of these bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                    ARTICLE V

                                    OFFICERS

          Section 1. The officers of the corporation shall be chosen by the Board of Directors and shall be a president, treasurer and a secretary. The Board of Directors may elect from among its members a Chairman of the Board and a Vice Chairman of the Board. The Board of Directors may also choose one or more vice-presidents, assistant secretaries and assistant treasurers. Any number of offices may be held by the same person, unless the certificate of incorporation or these bylaws otherwise provide.

          Section 2. The Board of Directors at its first meeting after each annual meeting of stockholders shall choose a president, a treasurer and a secretary and may choose vice presidents.

          Section 3. The Board of Directors may appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

          Section 4. The salaries of all officers and agents of the corporation shall be fixed by the Board of Directors.

          Section 5. The officers of the corporation shall hold office until their successors are chosen and qualify. Any officer elected or appointed by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the corporation shall be filled by the Board of Directors.

                            THE CHAIRMAN OF THE BOARD

          Section 6. The Chairman of the Board, if any, shall preside at all meetings of the Board of Directors and of the stockholders at which he shall be present. He shall have and may exercise such powers as are, from time to time, assigned to him by the Board of Directors and as may be provided by law.

          Section 7. In the absence of the Chairman of the Board, the Vice Chairman of the Board, if any, shall preside at all meetings of the Board of Directors and of the stockholders at which he shall be present. He shall have and may exercise such powers as are, from time to time, assigned to him by the Board of Directors and as may be provided by law.

                        THE PRESIDENT AND VICE-PRESIDENTS

          Section 8. The president shall be the chief executive officer of the corporation; and in the absence of the Chairman and Vice Chairman of the Board, he shall preside at all meetings of the stockholders and the Board of Directors; he shall have general and active management of the business of the corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect.

          Section 9. He shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the corporation.

          Section 10. In the absence of the president or in the event of his inability or refusal to act, the vice-president, if any, (or in the event there be more than one (1) vice-president, the vice-presidents in the order designated by the directors, or in the absence of any designation, then in the order of their election) shall perform the duties of the president, and when so acting, shall have all the powers of and be subject to all the restrictions upon the president. The vice-presidents shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

                      THE SECRETARY AND ASSISTANT SECRETARY

          Section 11. The secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all the proceedings of the meetings of the corporation and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors and shall perform such other duties as may be prescribed by the Board of Directors or president, under whose supervision he shall be. He shall have custody of the corporate seal of the corporation and he, or an assistant secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by his signature or by the signature of such assistant secretary. The Board of Directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by his signature.

          Section 12.  The assistant secretary, or if there be more than one
(1), the assistant secretaries in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election) shall, in the absence of the secretary or in the event of his inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

                     THE TREASURER AND ASSISTANT TREASURERS

          Section 13. The treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the Board of Directors.

          Section 14. He shall disburse the funds of the corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the president and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as treasurer and of the financial condition of the corporation.

          Section 15. If required by the Board of Directors, he shall give the corporation a bond (which shall be renewed every six (6) years) in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

          Section 16. The assistant treasurer, or if there shall be more than one (1), the assistant treasurers in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election) shall, in the absence of the treasurer or in the event of his inability or refusal to act, perform the duties and exercise the powers of the treasurer and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

                                   ARTICLE VI

                              CERTIFICATE OF STOCK

          Section 1. Every holder of stock in the corporation shall be entitled to have a certificate, signed by, or in the name of the corporation by, the chairman or vice- chairman of the Board of Directors, or the president or a vice-president and the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the corporation, certifying the number of shares owned by him in the corporation.

          Certificates may be issued for partly paid shares and in such case upon the face or back of the certificates issued to represent any such partly paid shares, the total amount of the consideration to be paid therefor, and the amount paid thereon shall be specified.

          If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualification, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

          Section 2. Any of or all the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

                                LOST CERTIFICATES

          Section 3. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

                                TRANSFER OF STOCK

          Section 4. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

                               FIXING RECORD DATE

          Section 5. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholder or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action.
A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

                             REGISTERED STOCKHOLDERS

          Section 6. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                   ARTICLE VII

                               GENERAL PROVISIONS
                                    DIVIDENDS

          Section 1. Dividends upon the capital stock of the corporation, subject to the provisions of the certificate of incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property or in shares of the capital stock, subject to the provisions of the certificate of incorporation.

          Section 2. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purposes as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

                                     CHECKS

          Section 3. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

                                   FISCAL YEAR

          Section 4. The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

                                      SEAL

          Section 5. The Board of Directors may adopt a corporate seal having inscribed thereon the name of the corporation, the year of its organization and the words "Corporate Seal, Delaware." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

                                 INDEMNIFICATION

          Section 6. The corporation shall, to the fullest extent authorized under the laws of the State of Delaware, as those laws may be amended and supplemented from time to time, indemnify any director made, or threatened to be made, a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of being a director of the corporation or a predecessor corporation or, at the corporation's request, a director or officer of another corporation, provided, however, that the corporation shall indemnify any such agent in connection with a proceeding initiated by such agent only if such proceeding was authorized by the Board of Directors of the corporation. The indemnification provided for in this Section 6 shall: (i) not be deemed exclusive of any other rights to which those indemnified may be entitled under any bylaw, agreement or vote of stockholders or disinterested directors or otherwise, both as to action in their official capacities and as to action in another capacity while holding such office, (ii) continue as to a person who has ceased to be a director and (iii) inure to the benefit of the heirs, executors and administrators of such a person. The corporation's obligation to provide indemnification under this Section 6 shall be offset to the extent of any other source of indemnification or any otherwise applicable insurance coverage under a policy maintained by the corporation or any other person.

          Expenses incurred by a director of the corporation in defending a civil or criminal action, suit or proceeding by reason of the fact that he is or was a director of the corporation (or was serving at the corporation's request as a director or officer of another corporation) shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized by relevant sections of the General Corporation Law of Delaware. Notwithstanding the foregoing, the corporation shall not be required to advance such expenses to an agent who is a party to an action, suit or proceeding brought by the corporation and approved by a majority of the Board of Directors of the corporation which alleges willful misappropriation of corporate assets by such agent, disclosure of confidential information in violation of such agent's fiduciary or contractual obligations to the corporation or any other willful and deliberate breach in bad faith of such agent's duty to the corporation or its stockholders.

          The foregoing provisions of this Section 6 shall be deemed to be a contract between the corporation and each director who serves in such capacity at any time while this bylaw is in effect, and any repeal or modification thereof shall not affect any rights or obligations then existing with respect to any state of facts then or theretofore existing or any action, suit or proceeding theretofore or thereafter brought based in whole or in part upon any such state of facts.

          The Board of Directors in its discretion shall have power on behalf of the corporation to indemnify any person, other than a director, made a party to any action, suit or proceeding by reason of the fact that he, his testator or intestate, is or was an officer or employee of the corporation.

          To assure indemnification under this Section 6 of all directors, officers and employees who are determined by the corporation or otherwise to be or to have been "fiduciaries" of any employee benefit plan of the corporation which may exist from time to time, Section 145 of the General Corporation Law of Delaware shall, for the purposes of this Section 6, be interpreted as follows: an "other enterprise" shall be deemed to include such an employee benefit plan, including without limitation, any plan of the corporation which is governed by the Act of Congress entitled "Employee Retirement Income Security Act of 1974," as amended from time to time; the corporation shall be deemed to have requested a person to serve an employee benefit plan where the performance by such person of his duties to the corporation also imposes duties on, or otherwise involves services by, such person to the plan or participants or beneficiaries of the plan; excise taxes assessed on a person with respect to an employee benefit plan pursuant to such Act of Congress shall be deemed "fines."

                                  ARTICLE VIII

                                   AMENDMENTS

          Section 1. Subject to the Certificate of Incorporation of the corporation, these bylaws may be altered, amended or repealed or new bylaws may be adopted by the stockholders or by the Board of Directors, when such power is conferred upon the Board of Directors by the certificate of incorporation at any regular meeting of the stockholders or of the Board of Directors or at any special meeting of the stockholders or of the Board of Directors if notice of such alteration, amendment, repeal or adoption of new bylaws be contained in the notice of such special meeting. If the power to adopt, amend or repeal bylaws is conferred upon the Board of Directors by the certificate or incorporation, it shall not divest or limit the power of the stockholders to adopt, amend or repeal bylaws.

                                   APPENDIX D
                                   ----------

                          QUICKRESPONSE SERVICES, INC.
                            INDEMNIFICATION AGREEMENT


          THIS INDEMNIFICATION AGREEMENT (this "Agreement") is made and entered into this ____ day of _______, 1997 between QuickResponse Services, Inc., a Delaware corporation (the "Company"), and _______________ ("Indemnitee").


          WHEREAS, Indemnitee, a member of the Board of Directors or an officer, employee or agent of the Company, performs a valuable service in such capacity for the Company;

          WHEREAS, the stockholders of the Company have adopted Bylaws (the "Bylaws") providing for the indemnification of the directors of the Company to the maximum extent authorized by Section 145 of the Delaware General Corporation Law, as amended (the "Code");

          WHEREAS, the Bylaws and the Code, by their non-exclusive nature, permit contracts between the Company and the members of its Board of Directors, officers, employees or agents with respect to indemnification of such directors, officers, employees or agents;

          WHEREAS, in accordance with the authorization as provided by the Code, the Company either has purchased and presently maintains or intends to purchase and maintain a policy or policies of Directors and Officers Liability Insurance ("D & O Insurance") covering certain liabilities which may be incurred by its directors and officers in the performance of their duties as directors and officers of the Company;

          WHEREAS, as a result of developments affecting the terms, scope and availability of D & O Insurance there exists general uncertainty as to the extent of protection afforded members of the Board of Directors or officers, employees or agents by such D & O Insurance and by statutory and bylaw indemnification provisions; and

          WHEREAS, in order to induce Indemnitee to continue to serve as a member of the Board of Directors, officer, employee or agent of the Company, the Company has determined and agreed to enter into this contract with Indemnitee.

          NOW, THEREFORE, in consideration of Indemnitee's continued service as a director, officer, employee or agent after the date hereof, and for other good and valid consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

          1.   INDEMNIFICATION OF INDEMNITEE.   The Company hereby agrees to
hold harmless and indemnify Indemnitee to the fullest extent authorized or permitted by the provisions of the Code, as may be amended from time to time.

          2. ADDITIONAL INDEMNITY. Subject only to the exclusions set forth in Sections 3 and 6(c) hereof, the Company hereby further agrees to hold harmless and indemnify Indemnitee:

               (a) against any and all expenses (including attorneys' fees), witness fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by Indemnitee in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including an action by or in the right of the Company) to which Indemnitee is, was or at any time becomes a party, or is threatened to be made a party, by reason of the fact that Indemnitee is, was or at any time becomes a director, officer, employee or agent of the Company or any subsidiary of the Company, or is or was serving or at any time serves at the request of the

Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise; and

               (b) otherwise to the fullest extent as may be provided to Indemnitee by the Company under the non-exclusivity provisions of Article 6 of the Bylaws of the Company and the Code.

          3.   LIMITATIONS ON ADDITIONAL INDEMNITY.

               (a) No indemnity pursuant to Section 2 hereof shall be paid by the Company:

                    i) in respect to remuneration paid to Indemnitee if it shall be determined by a final judgment or other final adjudication that such remuneration was in violation of law;

                    ii) on account of any suit in which judgment is rendered against Indemnitee for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Company pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law;

                    iii) on account of Indemnitee's conduct which is finally
                         adjudged to have been knowingly fraudulent or deliberately dishonest or to constitute willful misconduct;

                    iv) on account of Indemnitee's conduct which is the subject of an action, suit or proceeding described in Section 6(c)(ii) hereof;

                    v) on account of any action, claim or proceeding (other than a proceeding referred to in Section 7(b) hereof) initiated by the Indemnitee unless such action, claim or proceeding was authorized in the specific case by action of the Board of Directors;

                    vi) if a final decision by a Court having jurisdiction in the matter shall determine that such indemnification is not lawful (and, in this respect, both the Company and Indemnitee have been advised that the Securities and Exchange Commission believes that indemnification for liabilities arising under the federal securities laws is against public policy and is, therefore, unenforceable and that claims for indemnification should be submitted to appropriate courts for adjudication); and

                    vii) except to the extent the aggregate of losses to be
                         indemnified thereunder exceeds the sum of (a) such losses for which the Indemnitee is indemnified pursuant to Section 1 hereof and (b) any additional amount paid to the Indemnitee pursuant to any D & O Insurance purchased and maintained by the Company.

               (b) No indemnity pursuant to Section 1 or 2 hereof shall be paid by the Company if the action, suit or proceeding with respect to which a claim for indemnity hereunder is made arose from or is based upon any of the following:

                    i) Any solicitation of proxies by Indemnitee, or by a group of which he was or became a member consisting of two or more persons that had agreed (whether formally or informally and whether or not in writing) to act together for the purpose of soliciting proxies, in opposition to any solicitation of proxies approved by the Board of Directors.

                    ii) Any activities by Indemnitee that constitute a breach of or default under any agreement between Indemnitee and the Company.

          4. CONTRIBUTION. If the indemnification provided in Sections 1 and 2 hereof is unavailable by reason of a Court decision described in Section 3(a)(vi) hereof based on grounds other than any of those set forth in paragraphs
(i) through (v) of Section 3 (a) hereof, then in respect of any threatened, pending or completed action, suit or proceeding in which the Company is jointly liable with Indemnitee (or would be if joined in such action, suit or proceeding), the Company shall contribute to the amount of expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred and paid or payable by Indemnitee in such proportion as is appropriate to reflect (i) the relative benefits received by the Company on the one hand and Indemnitee on the other hand from the transaction from which such action, suit or proceeding arose, and (ii) the relative fault of the Company on the one hand and of Indemnitee on the other in connection with the events which resulted in such expenses, judgments, fines or settlement amounts, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of Indemnitee on the other shall be determined by reference to, among other things, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent the circumstances resulting in such expenses, judgments, fines or settlement amounts. The Company agrees that it would not be just and equitable if contribution pursuant to this Section 4 were determined by pro rata allocation or any other method of allocation which does not take account of the foregoing equitable considerations.

          5. NOTIFICATION AND DEFENSE OF CLAIM. Not later than thirty (30) days after receipt by Indemnitee of notice of the commencement of any action, suit or proceeding, Indemnitee shall, if a claim in respect thereof is to be made against the Company under this Agreement, notify the Company of the commencement thereof; but Indemnitee's omission so to notify the Company will not relieve the Company from any liability which it may have to Indemnitee otherwise than under this Agreement. With respect to any such action, suit or proceeding as to which Indemnitee notifies the Company of the commencement thereof:

               (a) The Company will be entitled to participate therein at its own expense.

               (b) Except as otherwise provided below, to the extent that it may wish, the Company shall, jointly with any other indemnifying party similarly notified, be entitled to assume the defense thereof, with counsel reasonably satisfactory to Indemnitee. After notice from the Company to Indemnitee of its election to assume the defense thereof, the Company will not be liable to Indemnitee under this Agreement for any legal or other expenses subsequently incurred by Indemnitee in connection with the defense thereof, other than reasonable costs of investigation or as otherwise provided below. Indemnitee shall have the right to employ its own counsel in such action, suit or proceeding, but the fees and expenses of such counsel incurred after notice from the Company of the Company's assumption of the defense thereof shall be at the expense of Indemnitee unless (i) the employment of counsel by Indemnitee has been authorized by the Company; (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of the defense of such action; or (iii) the Company shall not in fact have employed counsel to assume the defense of such action; in each of which cases the fees and expenses of Indemnitee's separate counsel shall be paid by the Company. The Company shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of the Company or as to which Indemnitee shall have made the conclusion provided for in (ii) above.

               (c) The Company shall not be liable to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent. The Company shall be permitted to settle any action except that it shall not settle any action or claim in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee's written consent. Neither the Company nor Indemnitee will unreasonably withhold its consent to any proposed settlement.

          6.   ADVANCEMENT AND REPAYMENT OF EXPENSES.

               (a) In the event that Indemnitee employs his or her own counsel pursuant to Sections 5(b)(i) through (iii) above, the Company shall advance to Indemnitee, prior to any final disposition of any threatened or pending action, suit or proceeding, whether civil, criminal, administrative or investigative, any and all reasonable expenses (including legal fees and expenses) incurred in investigating or defending any such action, suit or proceeding within ten (10) days after receiving from Indemnitee copies of invoices presented to Indemnitee for such expenses.

               (b) Indemnitee agrees that Indemnitee will reimburse the Company for all reasonable expenses paid by the Company in investigating or defending any civil or criminal action, suit or proceeding against Indemnitee in the event and only to the extent it shall be ultimately determined by a final judicial decision (from which there is no right of appeal) that Indemnitee is not entitled, under the provisions of the Code, the Bylaws, this Agreement or otherwise, to be indemnified by the Company for such expenses.

               (c) Notwithstanding the foregoing, the Company shall not be required to advance such expenses to Indemnitee in respect of any action arising from or based upon any of the matters set forth in subsection (b) of Section 3 or if Indemnitee (i) commences any action, suit or proceeding as a plaintiff unless such advance is specifically approved by a majority of the Board of Directors or (ii) is a party to an action, suit or proceeding brought by the Company and approved by a majority of the Board which alleges willful misappropriation of corporate assets by Indemnitee, disclosure of confidential information in violation of Indemnitee's fiduciary or contractual obligations to the Company, or any other willful and deliberate breach in bad faith of Indemnitee's duty to the Company or its shareholders.

          7.   ENFORCEMENT.

               (a) The Company expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on the Company hereby in order to induce Indemnitee to continue as a director, officer, employee or other agent of the Company, and acknowledges that Indemnitee is relying upon this Agreement in continuing in such capacity.

               (b) In the event Indemnitee is required to bring any action to enforce rights or to collect moneys due under this Agreement and is successful in such action, the Company shall reimburse Indemnitee for all Indemnitee's reasonable fees and expenses, including attorney's fees, in bringing and pursuing such action.

          8. SUBROGATION. In the event of payment under this agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

          9. CONTINUATION OF OBLIGATIONS. All agreements and obligations of the Company contained herein shall commence upon the date that Indemnitee first became a member of the Board of Directors or an officer, employee or agent of the Company, as the case may be, and shall continue during the period Indemnitee is a director, officer, employee or agent of the Company (or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise) and shall continue thereafter so long as Indemnitee shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal or investigative, by reason of the fact that Indemnitee was a director, officer, employee or agent of the Company or serving in any other capacity referred to herein.

          10. SURVIVAL OF RIGHTS. The rights conferred on Indemnitee by this Agreement shall continue after Indemnitee has ceased to be a director, officer, employee or other agent of the Company and shall inure to the benefit of Indemnitee's heirs, executors and administrators.

          11. NON-EXCLUSIVITY OF RIGHTS. The rights conferred on Indemnitee by this Agreement shall not be exclusive of any other right which Indemnitee may have or hereafter acquire under any statute, provision of the Company's Certificate of Incorporation or Bylaws, agreement, vote of stockholders or directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding office; provided, however, that this Agreement shall supersede and replace any prior indemnification agreements entered into by and between the Company and Indemnitee and that any such prior indemnification agreement shall be terminated upon the execution of this Agreement.

          12. SEPARABILITY. Each of the provisions of this Agreement is a separate and distinct agreement and independent of the others, so that if any or all of the provisions hereof shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof or the obligation of the Company to indemnify the Indemnitee to the full extent provided by the Bylaws or the Code.

          13. GOVERNING LAW. This Agreement shall be interpreted and enforced in accordance with the laws of the State of Delaware.

          14. BINDING EFFECT. This Agreement shall be binding upon Indemnitee and upon the Company, its successors and assigns, and shall inure to the benefit of Indemnitee, his or her heirs, personal representatives and assigns and to the benefit of the Company, its successors and assigns.

          15. AMENDMENT AND TERMINATION. No amendment, modification, termination or cancellation of this Agreement shall be effective unless it is in writing and is signed by both parties hereto.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

                              QUICKRESPONSE SERVICES, INC.
                              a Delaware corporation


                              By:
                                 ---------------------------------
                              Name:
                                   -------------------------------
                              Title:
                                    ------------------------------


                              INDEMNITEE


                              ------------------------------------
                              Name:


                              Address:
                                      ----------------------------

                              ------------------------------------

                              ------------------------------------

                     THIS PROXY IS SOLICITED ON BEHALF OF THE

                             BOARD OF DIRECTORS OF

                          QUICKRESPONSE SERVICES, INC.


H. Lynn Hazlett and Shawn M. O'Connor or either of them, are hereby appointed as the lawful agents and proxies of the undersigned (with all powers the undersigned would possess if personally present, including full power of substitution) to represent and to vote all shares of capital stock of QuickResponse Services, Inc. (the "Company") which the undersigned is entitled to vote at the Company's Annual Meeting of Shareholders on May 30, 1997, and at any adjournments or postponements thereof as follows:






        (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)
                             -FOLD AND DETACH HERE-

                                                       Please mark
                                                       your vote as   /X/
                                                       indicated in
                                                       this example

1. The election of all nominees listed below for the Board of Directors, as described in the Proxy Statement:

/ / FOR all nominees listed below
    (except as marked to the contrary below)

/ / WITHHOLD AUTHORITY
    to vote for all nominees listed below

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME ON THE LIST BELOW:

Tania Amochaev, Steven D. Brooks, John P. Dougall, H. Lynn Hazlett, Peter R. Johnson, Garth Saloner, Philip Schlein and Garen K. Staglin

2. Proposal to approve the reincorporation of the Company in the State of
Delaware:

           / / FOR         / / AGAINST        / / ABSTAIN

3. Proposal to ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending December 31, 1997:

           / / FOR         / / AGAINST        / / ABSTAIN

4. Transaction of any other business which may properly come before the meeting and any adjournment or postponement thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE ABOVE PROPOSALS. THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" EACH OF THE ABOVE PROPOSALS AND, AT THE DISCRETION OF THE PERSONS NAMED AS PROXIES, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED.

              I/We do / /        or do not / / expect to attend
                                                 this meeting.

DATE:               , 1997

-----------------------------------
(Signature)

-----------------------------------
(Signature if held jointly)

Please sign exactly as shown on your stock certificate and on the envelope in which this proxy was mailed. When signing as partner, corporate officer, attorney, executor, administrator, trustee, guardian or in any other representative capacity, give full title as such and sign your name as well. If stock is held jointly, each joint owner should sign.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

                           -FOLD AND DETACH HERE-